UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07455

Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

May 31, 2023
Virtus Stone Harbor Emerging Markets Bond Fund (f/k/a Virtus Stone Harbor Emerging Markets Corporate Debt Fund)
Virtus Stone Harbor Emerging Markets Debt Allocation Fund*
Virtus Stone Harbor Emerging Markets Debt Income Fund (f/k/a Virtus Stone Harbor Emerging Markets Debt Fund)
Virtus Stone Harbor High Yield Bond Fund
Virtus Stone Harbor Local Markets Fund
Virtus Stone Harbor Strategic Income Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Stone Harbor Emerging Markets Bond Fund (“Stone Harbor Emerging Markets Bond Fund”)	7	25
Virtus Stone Harbor Emerging Markets Debt Allocation Fund (“Stone Harbor Emerging Markets Debt Allocation Fund”)	10	29
Virtus Stone Harbor Emerging Markets Debt Income Fund (“Stone Harbor Emerging Markets Debt Income Fund”)	13	30
Virtus Stone Harbor High Yield Bond Fund (“Stone Harbor High Yield Bond Fund”)	16	39
Virtus Stone Harbor Local Markets Fund (“Stone Harbor Local Markets Fund”)	19	43
Virtus Stone Harbor Strategic Income Fund (“Stone Harbor Strategic Income Fund”)	22	47
Statements of Assets and Liabilities		53
Statements of Operations		57
Statements of Changes in Net Assets		59
Financial Highlights		62
Notes to Financial Statements		65
Report of Independent Registered Public Accounting Firm		85
Tax Information Notice		86
Statement Regarding Liquidity Risk Management Program		87
Fund Management Tables		88
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Opportunities Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended May 31, 2023.
Investors swung back and forth between negative and positive sentiment during the fiscal year. The period began with worries about the effect of continued monetary policy tightening by the Federal Reserve (the “Fed”). In early 2023, the environment appeared more positive as inflation appeared to be easing. But March of 2023 brought several banking failures, as well as the danger of the U.S. defaulting on its debt. The result was increased volatility and continued uncertainty.
The performance of domestic equity indexes diverged during the 12 months ended May 31, 2023. U.S. large-capitalization stocks returned 2.92%, as measured by the S&P 500® Index, while small-cap stocks, as measured by the Russell 2000® Index, were down 4.68%. International equities showed a similar split, with developed markets, as measured by the MSCI EAFE® Index (net), returning 3.06%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), lost 8.49%.
In fixed income markets, the yield on the 10-year Treasury rose to 3.64% on May 31, 2023, from 2.85% on May 31, 2022, as the Fed continued its efforts to tamp down inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 2.14% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 0.05%.
While markets may be unpredictable in the short term, we believe most investors are best served by focusing on the long term. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance.
Sincerely,
George R. Aylward
President, Virtus Opportunities Trust
July 2023
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF December 1, 2022 TO May 31, 2023
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types  of costs: (1) transaction costs, including sales charges on purchases of Class A shares and (2) ongoing costs, including investment advisory fees, distribution and  service fees, and other expenses.
Class I shares are sold without sales charges and do not incur distribution and service fees. For further information  regarding applicable sales charges, see
Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended May 31, 2023.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Stone Harbor Emerging Markets Bond Fund
	Class A	$ 1,000.00	$ 1,032.60	1.24%	$ 6.28
	Class I	1,000.00	1,033.30	0.99	5.02
Stone Harbor Emerging Markets Debt Allocation Fund
	Class A	1,000.00	1,030.20	0.27	1.37
	Class I	1,000.00	1,029.90	0.01	0.05
Stone Harbor Emerging Markets Debt Income Fund
	Class A	1,000.00	1,015.20	1.00	5.02
	Class I	1,000.00	1,017.30	0.72	3.62
Stone Harbor High Yield Bond Fund
	Class A	1,000.00	1,025.50	0.89	4.49
	Class I	1,000.00	1,026.30	0.64	3.23
Stone Harbor Local Markets Fund
	Class A	1,000.00	1,044.80	1.12	5.71
	Class I	1,000.00	1,046.10	0.87	4.44
Stone Harbor Strategic Income Fund
	Class A	1,000.00	1,025.60	0.56	2.83
	Class I	1,000.00	1,025.70	0.31	1.57

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF December 1, 2022 TO May 31, 2023
		Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Stone Harbor Emerging Markets Bond Fund
	Class A	$ 1,000.00	$ 1,018.75	1.24%	$ 6.24
	Class I	1,000.00	1,020.00	0.99	4.99
Stone Harbor Emerging Markets Debt Allocation Fund
	Class A	1,000.00	1,023.59	0.27	1.36
	Class I	1,000.00	1,024.88	0.01	0.05
Stone Harbor Emerging Markets Debt Income Fund
	Class A	1,000.00	1,019.95	1.00	5.04
	Class I	1,000.00	1,021.34	0.72	3.63
Stone Harbor High Yield Bond Fund
	Class A	1,000.00	1,020.49	0.89	4.48
	Class I	1,000.00	1,021.74	0.64	3.23
Stone Harbor Local Markets Fund
	Class A	1,000.00	1,019.35	1.12	5.64
	Class I	1,000.00	1,020.59	0.87	4.38
Stone Harbor Strategic Income Fund
	Class A	1,000.00	1,022.14	0.56	2.82
	Class I	1,000.00	1,023.39	0.31	1.56

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited)
May 31, 2023
Bloomberg Global Credit Hedged USD Index
The Bloomberg Global Credit Hedged USD Index is a subset of the Bloomberg Global Aggregate Index and is subject to the same quality, liquidity and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating rate notes, fixed rate perpetuals, warrants, linked bonds and structured products. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Consumer Price Index (“CPI”)
The Consumer Price Index is the official measure of inflation of consumer prices of the United Kingdom. It is also called the Harmonised Index of Consumer Prices.
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Funds Rate
The target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)
A government-owned corporation that buys mortgages and packages them into mortgage-backed securities.
Federal National Mortgage Association (“FNMA” or “Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.
Government National Mortgage Association (“GNMA” or “Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. dollars.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
International Monetary Fund (“IMF”)
The International Monetary Fund is a major financial agency of the United Nations, and an international financial institution, headquartered in Washington, D.C., consisting of 190 countries. The IMF works to achieve sustainable growth and prosperity for all of its member countries by supporting economic policies that promote financial stability and monetary cooperation, which are essential to increase productivity, job creation, and economic well-being.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2023
ICE BofA U.S. High Yield Constrained Index
The ICE BofA U.S. High Yield Constrained Index contains all securities in the U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro rata basis. In the event there are fewer than 50 issues in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro rata basis. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The Index tracks total returns for traded external debt instruments in the emerging markets. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Markit CDX® Emerging Markets Index (“CDX.EM”)
CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time.
Markit North American High Yield CDX Index (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings that trade in the credit default swap market as published by Markit from time to time.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
The Secured Overnight Financing Rate is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing the LIBOR.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2023
Stone Harbor Emerging Markets Debt Allocation Fund Composite Index: 50% J.P. Morgan EMBI Global Diversified / 50% J.P. Morgan GBI-EM Global Diversified
The Stone Harbor Emerging Markets Debt Allocation Fund composite index consists of the J.P. Morgan EMBI Global Diversified Index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds, and the J.P. Morgan GBI-EM Global Diversified Index which consists of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. The composite index and its components are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Ticker Symbols:
Class A: VSHAX
Class I: SHCDX
Stone Harbor Emerging Markets Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended May 31, 2023, the Fund’s Class A shares at NAV returned 0.71% and Class I shares at NAV returned 0.91%. For the same period, the J.P. Morgan CEMBI Broad Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned 1.34%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
Market performance was volatile in the first four months of the reporting period, but recovered from late October 2022 onward. The beginning of an aggressive interest rate hiking cycle by the U.S. Federal Reserve (the Fed) to confront rising inflation at the start of the review period provided a challenging macroeconomic backdrop for emerging markets (EM) debt returns. By the end of 2022, tentative signs of easing inflation in the U.S. prompted cautious optimism around the global inflation outlook, which led to forecasts of less aggressive monetary tightening in 2023. Nevertheless, stubbornly high inflation readings globally, banking sector stress stemming from the rapid increase in the U.S. Fed funds rate, and uncertainty over the outcome of the U.S. debt ceiling debate weighed on market sentiment. Concerns over each of these issues subsided by the end of the 12-month period, which supported sentiment in EM bond markets. Further support to EM debt markets came from bilateral lenders and multilateral lenders, including the International Monetary Fund, which continued to lend to many of the most challenged EM sovereign credits, effectively reducing their default risk.
Against this backdrop, the yield on the U.S. 10-year Treasury declined to 3.64% at the end of the reporting period after reaching a period high of 4.25% in late October 2022 as the Fed continued its aggressive rate hikes. The rise in U.S. Treasury yields contributed to negative returns for many fixed income assets, with few exceptions.
The J.P. Morgan CEMBI Broad Diversified Index, a benchmark comprising U.S. dollar-denominated corporate debt, returned 1.34% and its credit spread widened 0.17%, ending the period at a spread of 3.47%. The non-investment grade subsector outperformed, returning 2.51%, while the investment grade subsector returned 0.37%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended May 31, 2023. Overweight exposures in Argentina, Ghana, and Ukraine, as well as an underweight exposure in Philippines enhanced performance. From an industry perspective, an overweight exposure in gaming, as well as issue selection in electric, metals/mining/steel, and midstream contributed most to relative performance. Attribution from credit rating was also positive, with overweights in CCC-rated issues generating positive relative performance. Issue selection in BBB-rated credits contributed to excess returns, as well.
Detractors from performance included country overweight exposures and issue selection in Brazil and Jamaica, as well as a country underweight in Turkey. In terms of industry exposure, issue selection in gaming and an overweight exposure in media cable detracted from relative returns. From a credit rating standpoint, an underweight exposure in A-rated credits and issue selection in B- and CCC-rated credits detracted most from relative performance.
 The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Bond Fund (Continued)
increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Corporate Bonds and Notes		98%
Electric	17%
Financial & Lease	15
Exploration & Production	13
Wireless	10
Gaming	9
Metals, Mining & Steel	7
Midstream	7
Chemicals	4
Media Cable	2
Industrial Other	2
All other Corporate Bonds and Notes	12
Short-Term Investment		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.71%	— %	— %	-1.23%	4/11/22
Class A shares at POP[3,4]	-3.07	—	—	-4.50	4/11/22
Class I shares at NAV[2]	0.91	2.09	2.89	—	—
J.P. Morgan CEMBI Broad Diversified Index	1.34	2.09	3.05	-0.40 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 3.47%; Net: 1.26%; Class I shares: Gross 3.15%; Net: 1.01%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2013 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt
Allocation Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: VSHBX
Class I: SHADX
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended, May 31, 2023, the Fund’s Class A shares at NAV returned -0.41 and Class I shares at NAV returned -0.30%. For the same period, the J.P. Morgan EMBI Global Diversified Index, the Fund’s broad-based index appropriate for comparison, returned -1.48% and the J.P. Morgan GBI-EM Global Diversified Index; a broad-based index, returned 3.06%. The Fund’s style-specific composite index returned 0.80%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
Market performance was volatile during the first four months of the reporting period, and then recovered from late October 2022 onward. An aggressive interest rate hiking cycle by the U.S. Federal Reserve (the Fed) to confront rising inflation, which began at the start of the 12-month period, provided a challenging macroeconomic backdrop for emerging markets (EM) debt returns. By the end of 2022, tentative signs of easing inflation in the U.S. prompted cautious optimism about the global inflation outlook, and led to forecasts of less aggressive monetary tightening in 2023. Nevertheless, stubbornly high inflation readings globally, banking sector stress stemming from the rapid increase in the U.S. Fed funds rate, and uncertainty over the outcome of the U.S. debt ceiling debate weighed on market sentiment. Concerns over each of these issues subsided by the end of the reporting period, which helped support investor sentiment in external EM bond markets. Peaking inflation in many of the EM countries, which had hiked policy interest rates earlier and more aggressively than the U.S. and other developing countries, led to improved performance in domestic bonds. Further support to the performance of hard currency EM sovereign debt came from bilateral lenders and multilateral lenders, including the International Monetary Fund, which continued to lend to many of the most challenged EM countries, effectively reducing their default risk.
Against this backdrop, global bond yields declined after peaking in late October 2022. The JPMorgan EMBI Global Diversified Index, which tracks U.S.-dollar-denominated sovereign debt from 70 countries, offers an illustration of the volatility of the 12-month period. From June 1, 2022 to October 21, 2022, the Index was down 12.96%. From October 21, 2022 to May 31, 2023, the Index rose 12.59%. Over the entire year, the JPMorgan EMBI Global Diversified Index posted a total return of -1.48%. Its spread over U.S. Treasury securities with comparable maturities widened 0.29% to close the year at a spread of 4.77%. Spread refers to the additional compensation of emerging market bonds over U.S. government bonds.
The JPMorgan GBI-EM Global Diversified Index, which tracks local currency debt markets from 20 countries, posted a total return of 3.06% for the period, comprising a return of -4.41% from movements of foreign currencies relative to the U.S. dollar and a return of 7.82% from local interest rates. Despite the aggregate depreciation of local currencies, several currencies appreciated against the U.S. dollar during the 12-month period, particularly in countries in which central banks proactively hiked policy interest rates. The Mexican peso and Hungarian forint, for example, appreciated by 11.0% and 6.5%, respectively. On the other hand, currencies from countries that maintained loose monetary policies in the face of rising inflation, such as Egypt and Turkey, weakened. The Turkey lira depreciated 20.8% and the Egyptian pound declined by 48.7%. Domestic bond yields declined by 0.31% during the reporting period, ending at 6.45%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended May 31, 2023, primarily as a result of duration positioning—being less exposed to changes in interest rates than the benchmark—in local currency debt, and to a lesser extent due to country selection in hard currency debt. Off-benchmark exposure in hard currency corporate bonds detracted from excess returns. Returns that are not explained by credit selection or asset allocation decisions were positive, as were returns from factors other than U.S. Treasury movements. Asset allocation decisions detracted from performance to a small degree.
The top detractors from relative performance in hard currency sovereign debt included overweights in Lebanon, Venezuela, and Ecuador. In local currency debt, duration positioning in Chile, Indonesia, and Thailand detracted most from relative returns. Off-benchmark exposures to U.S. dollar-denominated corporate debt, particularly in Mexico, Brazil, and Ghana also detracted from performance.
Some of the negative attribution was offset by overweights in several dollar-denominated sovereign credits, including El Salvador, Belarus, Egypt, Russia, and Tunisia. In local currency debt, the Fund’s overweight exposure in Colombia and underweight exposure in Hungary enhanced performance. The Fund’s position in Russian ruble cash from a local debt maturity also enhanced relative performance. This cash is held in Russia and is inaccessible owing to U.S. sanctions.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Affiliated Fund: The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated mutual funds may create a conflict of interest.
Allocation: The risk that the Fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
Fund of Funds: The risk that the Fund’s performance will be adversely affected by the assets owned by the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Allocation Fund (Continued)
other mutual funds and ETFs in which it invests, and that the layering of expenses associated with the Fund’s investment in such other funds will cost shareholders more than direct investments would have cost.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Affiliated Mutual Funds	100%
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Allocation Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-0.41%	— %	-3.19%	4/11/22
Class A shares at POP[3,4]	-4.14	—	-6.39	4/11/22
Class I shares at NAV[2]	-0.30	-1.75	-0.53	10/20/14
Composite Index: 50% J.P. Morgan EMBI Global Diversified / 50% J.P. Morgan GBI-EM Global Diversified Index	0.80	-0.48	— [5]	—
J.P. Morgan EMBI Global Diversified Index	-1.48	-0.13	— [6]	—
J.P. Morgan GBI-EM Global Diversified Index	3.06	-0.92	— [7]	—
Fund Expense Ratios[8]: Class A shares: Gross 3.39%, Net 1.10%; Class I shares: Gross 3.07%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on October 20, 2014 (inception date of the Fund), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index returned -1.67% from the inception date of Class A shares and 0.39% from the inception date of Class I shares.
[6]	The since inception index returned -3.76% from the inception date of Class A shares and 1.66% from the inception date of Class I shares.
[7]	The since inception index returned 0.39% from the inception date of Class A shares and -0.98% from the inception date of Class I shares.
[8]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Income Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: VSHCX
Class I: SHMDX
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended May 31, 2023, the Fund’s Class A shares at NAV returned -1.96% and Class I shares at NAV returned -1.64%. For the same period, the J.P. Morgan EMBI Global Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -1.48%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
Market performance was volatile during the first four months of the reporting period, and then recovered from late October 2022 onward. An aggressive interest rate hiking cycle by the U.S. Federal Reserve (the Fed) to confront rising inflation, which began at the start of the 12-month period, provided a challenging macroeconomic backdrop for emerging markets (EM) debt returns. By the end of 2022, tentative signs of easing inflation in the U.S. prompted cautious optimism about the global inflation outlook, and led to forecasts of less aggressive monetary tightening in 2023. Nevertheless, stubbornly high inflation readings globally, banking sector stress stemming from the rapid increase in the U.S. Fed funds rate, and uncertainty over the outcome of the U.S. debt ceiling debate weighed on market sentiment. Concerns over each of these issues subsided by the end of the reporting period, which helped support investor sentiment in EM bond markets. Further support to EM debt markets came from bilateral lenders and multilateral lenders, including the International
Monetary Fund, which continued to lend to many of the most challenged EM sovereign credits, effectively reducing their default risk.
Against this backdrop, the yield on the U.S. 10-year Treasury declined to 3.64% at the end of the reporting period after reaching a period high of 4.25% in late October 2022 as the Fed continued its aggressive rate hikes. The rise in U.S. Treasury yields contributed to negative returns from many fixed income assets, including EM debt.
The JPMorgan EMBI Global Diversified Index, which tracks U.S.-dollar-denominated sovereign debt from 70 countries, offers an illustration of the volatility of the 12-month period. From June 1, 2022 to October 21, 2022, the Index was down 12.96%. From October 21, 2022 to May 31, 2023, the Index rose 12.59%. Over the entire year, the JPMorgan EMBI Global Diversified Index posted a total return of -1.48%. Its spread over U.S. Treasury securities with comparable maturities widened 0.29% to close the year at a spread of 4.77%. Spread refers to the additional compensation of emerging market bonds over U.S. government bonds.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended May 31, 2023. Issue selection and exposure to out-of-benchmark local currency debt, which staged a strong rally beginning in October 2022, contributed positively to relative performance. Duration-adjusted returns that are explained by U.S. Treasury movements were positive, as were returns from factors other than U.S. Treasury movements.
The top contributors to relative performance included overweights in Russia, Belarus, and El Salvador, as well as overweights in Angola and Egypt. While the Fund sold all its positions in Russia and Belarus over time, it did so after substantial rallies. Returns on both credits were deeply negative immediately after Russia’s invasion of Ukraine in late February 2022, which prompted JP Morgan to remove the countries from the EMBI Global Diversified Index on March 31, 2022.
Detractors from performance included overweights in Lebanon, Venezuela, and Ecuador. Off-benchmark exposure in hard currency corporate bonds, namely in Mexico, Ghana, and Brazil, also detracted from performance.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage credit risk, interest rate risk, and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the 12-month period, derivatives contributed 0.58% to performance.
 The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Income Fund (Continued)
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Foreign Government Securities		64%
Corporate Bonds and Notes		32
Exploration & Production	14%
Electric	4
Financial & Lease	3
Metals, Mining & Steel	2
Financials	2
Wireless	2
Refining	2
All other Corporate Bonds and Notes	3
Affiliated Mutual Funds		3
Credit Linked Notes		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Income Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.96%	— %	— %	-5.13%	4/11/22
Class A shares at POP[3,4]	-5.63	—	—	-8.27	4/11/22
Class I shares at NAV[2]	-1.64	-1.32	0.96	—	—
J.P. Morgan EMBI Global Diversified Index	-1.48	-0.13	2.08	-3.76 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.12%; Net: 1.01%; Class I shares: Gross 0.80%; Net: 0.73%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2013 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHDX
Class I: SHHYX
Stone Harbor High Yield Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended May 31, 2023, the Fund’s Class A shares at NAV returned -0.04% and Class I shares at NAV returned 0.27%. For the same period, the ICE BofA U.S. High Yield Constrained Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -0.17%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
The markets remained volatile throughout the 12-month period as investors reacted to inflation data, monetary policy, corporate profits, and recession forecasts. High yield bond spreads and returns fluctuated based on the changing outlook for growth and inflation, and the timing and severity of a potential recession. Early in the period, higher-than-expected U.S. Consumer Price Index data drove expectations that the Federal Reserve (Fed) would continue tightening, and resulted in higher forecasts for the Fed funds rate. The resulting negative sentiment and bearish positioning soon gave way to a sharp reversal and a strong rally due to a perceived Fed pivot that could result in a less severe tightening cycle. Additionally, the unexpected resilience of corporate profits added fuel to the rally and helped spur the return of investors to the market. Along with a lack of new issues, technical factors provided strong support to the market.
However, a speech by Fed Chairman Powell indicating that keeping inflation under control was the Fed’s primary goal, as well as renewed inflation pressures, pushed rates and spreads higher and wider. U.S. Treasury yields surged in reaction to the Fed’s rhetoric as inflation data remained higher than expected. Significant interest rate volatility and increased recession concerns propelled yields in the high yield market to experience their third largest monthly move since August 2011 in September of 2022. Macroeconomic data moved the market in both directions, producing volatile market swings. Investors reacted favorably to signs of peaking inflation, slowing economic growth, indications of a potential Fed pivot or pause, and resilient corporate profits. However, the bullish sentiment was overwhelmed by increasingly hawkish, or anti-inflation, commentary from Fed officials, indications of higher-than-expected interest rate hikes, sharply rising U.S. Treasury yields, and a shift in recession worries from whether it was a possibility to questions of how severe it might be.
In the second half of the reporting period, improving inflation reports, resilient economic data, and better-than-expected corporate profits contributed to falling Treasury yields, renewed expectations that the Fed could pause following its March 2023 meeting, and declining near-term recession risks. However, later in the period, macroeconomic data showing stickier inflation and a resilient labor market sparked a return to the Fed’s inflation-fighting tone. Markets priced in additional Fed interest rate hikes, fueling concerns that higher-than-expected interest rates could lead to a downward shift in the economy. The banking crisis near the end of the reporting period sparked hope for rate cuts and brought recession worries to the forefront once more. Investors became concerned that financial conditions would tighten as banks slowed their lending due to depositor outflows. The market dropped in the final month of the reporting period as U.S. debt ceiling negotiations stalled and economic data once again pointed to a resilient economy, driving U.S. Treasury yields higher. Investors reduced their expectations for rate cuts later in 2023, resulting in two-year, five-year, and 10-year Treasury yields increasing by 0.40%, 0.26%, and 0.21%, respectively, in May.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark due to strong industry allocation and issue selection. Positive security selection decisions in chemicals, leisure, and retail offset negative contributions from credit selection in cable and technology. The outperformance in chemicals came as Diversey’s bonds soared after the company agreed to be acquired by Solenis. Leisure outperformed due to overweights in cruise ships such as Norwegian Cruise Lines, which experienced strong demand and moved closer to achieving pre-COVID results.
The Fund’s retail allocation benefitted from not owning distressed auto retailer Carvana. Weaker-than-expected subscriber additions at Altice USA and a lack of clarity on Dish Network’s wireless buildout funding drove underperformance in cable. Technology underperformed due to several profit reductions from Rackspace.
Within industry selection decisions, overweights in building products and gaming and underweights in health care and wirelines benefitted performance, while an overweight in cable and underweights in aerospace and metals/mining detracted from performance. From a credit quality perspective, BB-rated and CCC-rated issue selection benefitted performance, while an overweight to CCCs negatively impacted performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor High Yield Bond Fund (Continued)
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Bank Loans: Bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
  Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Corporate Bonds and Notes		100%
Exploration & Production	9%
Media Cable	8
Financial & Lease	7
Health Care	7
Midstream	5
Gaming	5
Building Products	5
Leisure	5
Retail Non Food & Drug	5
Industrial Other	4
All other Corporate Bonds and Notes	40
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor High Yield Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-0.04%	— %	— %	-1.25%	4/11/22
Class A shares at POP[3,4]	-3.79	—	—	-4.51	4/11/22
Class I shares at NAV[2]	0.27	2.54	2.85	—	—
ICE BofA U.S. High Yield Constrained Index	-0.17	2.90	3.89	-1.15 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.14%, Net: 0.91%; Class I shares: Gross 0.83%, Net: 0.66%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2013 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHEX
Class I: SHLMX
Stone Harbor Local Markets Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is non-diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended May 31, 2023, the Fund’s Class A shares at NAV returned 2.40% and Class I shares at NAV returned 2.80%. For the same period, the J.P. Morgan GBI-EM Global Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned 3.06%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
Market performance was volatile during the first four months of the reporting period, and then recovered from late October 2022 onward. An aggressive interest rate hiking cycle by the U.S. Federal Reserve (the Fed) to confront rising inflation, which began at the start of the 12-month period, provided a challenging macroeconomic backdrop for emerging markets (EM) debt returns. By the end of 2022, signs of peaking inflation in many of the EM countries, which had hiked policy interest rates earlier and more aggressively than the U.S. and other developing countries, led to improving performance of domestic bond markets. Nevertheless, stubbornly high inflation readings globally, banking sector stress stemming from the rapid increase in the U.S. Fed funds rate, and uncertainty over the outcome of the U.S. debt ceiling debate, combined with ongoing fears of recession in the U.S., weighed on market sentiment, particularly for emerging markets currencies. Concerns over each of these issues subsided by the end of the reporting period, which helped support investor sentiment in EM bond markets
The JPMorgan GBI-EM Global Diversified Index, which tracks local currency debt markets from 20 countries, posted a total return of 3.06% for the period, comprising a return of -4.41% from movements of foreign currencies relative to the U.S. dollar and a return of 7.82% from local interest rates. Despite the aggregate depreciation of local currencies, several currencies appreciated against the U.S. dollar during the 12-month period, particularly in countries in which central banks proactively hiked policy interest rates. The Mexican peso and Hungarian forint, for example, appreciated by 11.0% and 6.5%, respectively. On the other hand, currencies from countries that maintained loose monetary policies in the face of rising inflation, such as Egypt and Turkey, weakened. The Turkish lira depreciated 20.8% and the Egyptian pound declined by 48.7%. Domestic bond yields declined by 0.31% during the reporting period, ending at 6.45%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended May 31, 2023. The top contributors to relative performance included a duration underweight in Hungary—being less exposed to changes in interest rates than the benchmark, and duration overweights in Brazil and Colombia—being more exposed to changes in interest rates than the respective benchmarks. The Fund’s position in Russian ruble cash from a local debt maturity also enhanced relative performance. This cash is held in Russia and is inaccessible owing to U.S. sanctions.
The top detractors from performance included duration overweights in South Africa, and issue, taxes and other considerations in Brazil, Indonesia, and Thailand.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage credit risk, interest rate risk, and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the 12-month period, derivatives detracted from performance by 0.56%.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Local Markets Fund (Continued)
returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Foreign Government Securities		96%
Corporate Bonds and Notes		4
Financial & Lease	4%
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Local Markets Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	2.40%	— %	— %	-0.23%	4/11/22
Class A shares at POP[3,4]	-1.44	—	—	-3.53	4/11/22
Class I shares at NAV[2]	2.80	-1.94	-2.55	—	—
J.P. Morgan GBI-EM Global Diversified Index	3.06	-0.92	-1.29	0.39 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.54%, Net 1.26%; Class I shares: Gross 1.23%, Net 1.01%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2013 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHFX
Class I: SHSIX
Stone Harbor Strategic Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended May 31, 2023, the Fund’s Class A shares at NAV returned 0.71% and Class I shares at NAV returned 0.86%. For the same period, the Bloomberg Global Credit Hedged USD Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -1.08%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2023?
Total returns for global fixed income markets over the 12-month period were flat to negative, as tight monetary policies by most major central banks kept upward pressure on interest rates. While many market participants began 2023 hopeful for the end of monetary tightening by global central banks, the persistence of inflation pressures prevented that from happening during the first half of the year. Modest tightening of credit spreads over the 12-month period helped many sectors, but not enough to overcome the downward pressure on bond prices from higher interest rates.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended May 31, 2023 as a result of certain sector allocation, duration, and individual credit decisions. The Fund’s duration positioning—being less exposed to changes in interest rates than the benchmark—generated the largest positive contribution during the period as developed market government rates moved higher, led by the U.S. 10-year Treasury yield, which increased 0.80%.
Taken as a whole, the Fund’s broad asset allocation decisions among fixed income sectors were a small negative contributor. Market returns in two segments of emerging markets debt that the Fund allocates to—local currency and corporates—were positive contributors from an asset allocation perspective, offset by negative contributions due to market returns from investment grade and emerging markets bonds issued in hard currency.
Within individual portfolio segments, the Fund experienced out performance across all sectors, led by U.S. high yield and emerging markets local currency. Within U.S. high yield, both industry positioning and security selection were positive contributors. An underweight to wireline companies had the most positive industry effect, while security selection in the chemicals segment generated the highest excess return. In emerging markets local currency, overweights to the Mexican peso and short duration in Hungary were among the positive contributors.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage credit risk, interest rate risk, and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the 12-month period, derivatives contributed 1.89% to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Affiliated Fund: The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated mutual funds may create a conflict of interest.
Allocation: The risk that the Fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
Fund of Funds: The risk that the Fund’s performance will be adversely affected by the assets owned by the other mutual funds and ETFs in which it invests, and that the layering of expenses associated with the Fund’s investment in such other funds will cost shareholders more than direct investments would have cost.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Strategic Income Fund (Continued)
increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the portfolio, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2023.
Affiliated Mutual Funds		67%
Corporate Bonds and Notes		17
Financial & Lease	6%
Health Care	2
Electric	2
All other Corporate Bonds and Notes	7
Mortgage-Backed Securities		9
Agency	7
Non-Agency	2
U.S. Government Securities		7
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Strategic Income Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/23

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	0.71%	— %	-1.13%	4/11/22
Class A shares at POP[3,4]	-3.07	—	-4.40	4/11/22
Class I shares at NAV[2]	0.86	0.88	2.03	12/18/13
Bloomberg Global Credit Hedged USD Index	-1.08	1.39	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.79%, Net 0.95%; Class I shares: Gross 1.47%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on December 18, 2013 (inception date of the Fund), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index returned -2.44% from the inception date of Class A shares and 2.62% from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Bond Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—93.8%
Argentina—1.9%
MSU Energy S.A. 144A 6.875%, 2/1/25(1)	$ 80	$ 56
YPF S.A.
144A 8.500%, 7/28/25(1)	16	14
RegS 8.500%, 7/28/25(2)	19	16
RegS 6.950%, 7/21/27(2)	82	62
		148

Brazil—5.9%
Banco do Brasil S.A.
144A 6.250%(1)(3)	40	34
144A 9.000%(1)(3)	19	19
Braskem Netherlands Finance B.V. 144A 5.875%, 1/31/50(1)	13	10
BRF S.A. 144A 4.875%, 1/24/30(1)	32	26
Guara Norte S.a.r.l. 144A 5.198%, 6/15/34(1)	10	8
Iochpe-Maxion Austria GmbH 144A 5.000%, 5/7/28(1)	37	30
JBS USA LUX S.A. 144A 4.375%, 2/2/52(1)	62	41
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(1)	47	34
Minerva Luxembourg S.A. 144A 4.375%, 3/18/31(1)	44	34
MV24 Capital B.V. 144A 6.748%, 6/1/34(1)	4	4
Petrobras Global Finance B.V. 6.900%, 3/19/49	35	32
Rumo Luxembourg S.a.r.l. 144A 4.200%, 1/18/32(1)	58	46
Simpar Europe S.A. 144A 5.200%, 1/26/31(1)	45	34
Suzano Austria GmbH 3.750%, 1/15/31	38	32
Usiminas International S.a.r.l. 144A 5.875%, 7/18/26(1)	76	74
		458

Chile—2.8%
ATP Tower Holdings LLC 144A 4.050%, 4/27/26(1)	116	99
Banco de Chile RegS 2.990%, 12/9/31(2)	61	52
Celulosa Arauco y Constitucion S.A. 144A 5.500%, 4/30/49(1)	68	57
Cencosud S.A. 144A 4.375%, 7/17/27(1)	14	14
		222

China—4.4%
Bank of China Ltd. RegS 5.000%, 11/13/24(2)	46	46
ENN Clean Energy International Investment Ltd. 144A 3.375%, 5/12/26(1)	156	142
	Par Value	Value

China—continued
Tencent Holdings Ltd.
144A 2.390%, 6/3/30(1)	$ 14	$ 12
144A 3.240%, 6/3/50(1)	14	9
RegS 3.975%, 4/11/29(2)	25	23
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(2)	200	111
		343

Colombia—4.2%
AI Candelaria Spain S.A.
144A 7.500%, 12/15/28(1)	29	27
144A 5.750%, 6/15/33(1)	66	46
Ecopetrol S.A.
5.375%, 6/26/26	29	28
7.375%, 9/18/43	73	58
Geopark Ltd. 144A 5.500%, 1/17/27(1)	61	49
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(1)	65	54
Grupo Aval Ltd. 144A 4.375%, 2/4/30(1)	30	22
SierraCol Energy Andina LLC 144A 6.000%, 6/15/28(1)	61	44
		328

Ghana—1.0%
Kosmos Energy Ltd. RegS 7.750%, 5/1/27(2)	60	51
Tullow Oil plc 144A 7.000%, 3/1/25(1)	45	24
		75

Guatemala—1.9%
CT Trust 144A 5.125%, 2/3/32(1)	57	45
Investment Energy Resources Ltd. 144A 6.250%, 4/26/29(1)	58	54
Millicom International Cellular S.A. 144A 5.125%, 1/15/28(1)	54	46
		145

Hong Kong—4.4%
CK Hutchison International 17 II Ltd. RegS 3.250%, 9/29/27(2)	50	47
Standard Chartered plc
144A 6.301%, 1/9/29(1)	80	81
144A 2.678%, 6/29/32(1)	25	20
Towngas Finance Ltd. RegS 4.750% (2)(3)	200	197
		345

India—7.1%
Adani Electricity Mumbai Ltd. 144A 3.949%, 2/12/30(1)	100	75
Adani Transmission Ltd. 144A 4.000%, 8/3/26(1)	23	20
See Notes to Financial Statements

Stone Harbor Emerging Markets Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value	Value

India—continued
Bharti Airtel Ltd.
144A 3.250%, 6/3/31(1)	$ 33	$ 29
RegS 4.375%, 6/10/25(2)	15	15
Greenko Dutch B.V. 144A 3.850%, 3/29/26(1)	60	53
Greenko Power II Ltd. 144A 4.300%, 12/13/28(1)	26	22
JSW Hydro Energy Ltd. RegS 4.125%, 5/18/31(2)	70	59
Network i2i Ltd. 144A 5.650% (1)(3)	170	164
Reliance Industries Ltd. RegS 3.625%, 1/12/52(2)	43	30
Summit Digitel Infrastructure Ltd. RegS 2.875%, 8/12/31(2)	60	48
Vedanta Resources Finance II plc
144A 13.875%, 1/21/24(1)	17	16
144A 8.950%, 3/11/25(1)	31	23
		554

Indonesia—5.4%
Freeport Indonesia PT
144A 4.763%, 4/14/27(1)	68	66
RegS 5.315%, 4/14/32(2)	30	28
Indika Energy Capital IV Pte Ltd.
144A 8.250%, 10/22/25(1)	6	6
RegS 8.250%, 10/22/25(2)	136	134
Indonesia Asahan Aluminium PT 144A 5.450%, 5/15/30(1)	40	39
Minejesa Capital B.V. 144A 4.625%, 8/10/30(1)	165	147
Star Energy Geothermal Darajat II 144A 4.850%, 10/14/38(1)	5	5
		425

Israel—4.4%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	94	73
Leviathan Bond Ltd. RegS, 144A 6.750%, 6/30/30(1)(2)	134	123
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	164	146
		342

Jamaica—0.2%
Digicel International Finance Ltd. 144A 8.750%, 5/25/24(1)	16	14
Digicel Ltd. RegS 6.750%, 3/1/23(2)(4)	15	3
		17

Kazakhstan—1.9%
KazMunayGas National Co. JSC RegS 3.500%, 4/14/33(2)	200	150
	Par Value	Value

Macau—6.1%
Melco Resorts Finance Ltd.
144A 5.750%, 7/21/28(1)	$ 32	$ 27
RegS 5.625%, 7/17/27(2)	37	32
RegS 5.750%, 7/21/28(2)	50	42
RegS 5.375%, 12/4/29(2)	30	24
MGM China Holdings Ltd. RegS 5.875%, 5/15/26(2)	53	50
Sands China Ltd. 3.750%, 8/8/31	100	80
Studio City Co., Ltd. 144A 7.000%, 2/15/27(1)	54	50
Studio City Finance Ltd.
144A 6.000%, 7/15/25(1)	79	72
144A 5.000%, 1/15/29(1)	138	100
		477

Malaysia—2.9%
Gohl Capital Ltd. RegS 4.250%, 1/24/27(2)	200	187
Resorts World Las Vegas LLC RegS 4.625%, 4/6/31(2)	50	38
		225

Mexico—8.1%
Banco Mercantil del Norte S.A.
144A 6.750%(1)(3)	53	50
144A 7.500%(1)(3)	43	37
BBVA Bancomer S.A.
144A 5.125%, 1/18/33(1)	19	17
RegS 5.350%, 11/12/29(2)	32	30
Braskem Idesa SAPI 144A 6.990%, 2/20/32(1)	62	42
Cemex SAB de C.V.
144A 5.125%(1)(3)	57	50
144A 9.125%(1)(3)	38	38
144A 3.875%, 7/11/31(1)	54	45
Cometa Energia S.A. de C.V. 144A 6.375%, 4/24/35(1)	46	45
Mexico Generadora de Energia S de rl 144A 5.500%, 12/6/32(1)	22	22
Petroleos Mexicanos
6.625%, 6/15/35	33	22
7.690%, 1/23/50	48	31
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(2)	56	46
Sitios Latinoamerica SAB de C.V. 144A 5.375%, 4/4/32(1)	33	29
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(1)	47	41
Southern Copper Corp. 6.750%, 4/16/40	34	37
Tierra Mojada Luxembourg II S.a.r.l. 144A 5.750%, 12/1/40(1)	54	46
		628

Morocco—0.6%
OCP S.A. 144A 3.750%, 6/23/31(1)	55	45

See Notes to Financial Statements

Stone Harbor Emerging Markets Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value	Value

Nigeria—1.8%
Access Bank plc 144A 6.125%, 9/21/26(1)	$ 28	$ 22
Africa Finance Corp. 144A 2.875%, 4/28/28(1)	63	51
IHS Holding Ltd. 144A 6.250%, 11/29/28(1)	41	33
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(1)	36	32
		138

Oman —0.3%
Oryx Funding Ltd. 144A 5.800%, 2/3/31(1)	28	27
Peru—2.7%
Banco de Credito del Peru S.A. 144A 3.125%, 7/1/30(1)	28	26
Inkia Energy Ltd. 144A 5.875%, 11/9/27(1)	112	105
Kallpa Generacion S.A. 144A 4.125%, 8/16/27(1)	53	49
Nexa Resources S.A. 144A 6.500%, 1/18/28(1)	30	28
		208

Saudi Arabia—3.8%
Acwa Power Management & Investments One Ltd. 144A 5.950%, 12/15/39(1)	103	99
EIG Pearl Holdings S.a.r.l. 144A 3.545%, 8/31/36(1)	35	30
Saudi Arabian Oil Co. 144A 4.375%, 4/16/49(1)	65	55
Saudi Government International Bond 144A 3.500%, 4/16/29(1)	40	37
TMS Issuer S.a.r.l. 144A 5.780%, 8/23/32(1)	75	78
		299

Singapore—2.6%
BOC Aviation Ltd. (3 month LIBOR + 1.300%) RegS 6.679%, 5/21/25(2)(5)	200	199
South Africa—4.3%
Anglo American Capital plc
144A 2.625%, 9/10/30(1)	10	8
RegS 2.625%, 9/10/30(2)	8	7
Eskom Holdings SOC Ltd.
144A 6.750%, 8/6/23(1)	64	63
144A 7.125%, 2/11/25(1)	67	64
Prosus N.V.
144A 3.680%, 1/21/30(1)	33	27
144A 3.832%, 2/8/51(1)	19	11
RegS 3.680%, 1/21/30(2)	37	31
RegS 3.061%, 7/13/31(2)	47	36
	Par Value	Value

South Africa—continued
Sasol Financing USA LLC
4.375%, 9/18/26	$ 80	$ 70
144A 8.750%, 5/3/29(1)	20	19
		336

South Korea—2.5%
LG Chem Ltd.
RegS 1.375%, 7/7/26(2)	50	44
RegS 2.375%, 7/7/31(2)	40	33
Shinhan Bank Co., Ltd. RegS 3.875%, 3/24/26(2)	60	57
Woori Bank RegS 4.750%, 4/30/24(2)	60	59
		193

Taiwan—0.8%
TSMC Arizona Corp.
3.875%, 4/22/27	14	14
4.125%, 4/22/29	23	22
TSMC Global Ltd. RegS 1.375%, 9/28/30(2)	35	28
		64

Tanzania—1.2%
HTA Group Ltd. 144A 7.000%, 12/18/25(1)	104	96
Thailand—1.5%
Bangkok Bank PCL 144A 3.733%, 9/25/34(1)	50	42
PTT Treasury Center Co., Ltd. 144A 4.500%, 10/25/42(1)	52	44
Thaioil Treasury Center Co., Ltd. RegS 4.875%, 1/23/43(2)	40	32
		118

Turkey—2.5%
Akbank TAS 144A 5.125%, 3/31/25(1)	15	14
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(1)	62	50
Turkcell Iletisim Hizmetleri AS 144A 5.750%, 10/15/25(1)	85	78
Turkiye Garanti Bankasi AS 144A 7.177%, 5/24/27(1)	60	53
		195

Ukraine—1.0%
Metinvest B.V. 144A 7.750%, 10/17/29(1)	75	43
VF Ukraine PAT via VFU Funding plc 144A 6.200%, 2/11/25(1)	55	36
		79

United Arab Emirates—4.0%
Abu Dhabi National Energy Co. PJSC 144A 4.696%, 4/24/33(1)	129	128

See Notes to Financial Statements

Stone Harbor Emerging Markets Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value	Value

United Arab Emirates—continued
DP World Ltd. 144A 4.700%, 9/30/49(1)	$ 149	$ 124
Galaxy Pipeline Assets Bidco Ltd. 144A 1.750%, 9/30/27(1)	61	57
		309

Vietnam—1.2%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(1)	111	96
Zambia—0.4%
First Quantum Minerals Ltd. 144A 8.625%, 6/1/31(1)	33	33
Total Corporate Bonds and Notes (Identified Cost $8,024)		7,317

Total Long-Term Investments—93.8% (Identified Cost $8,024)		7,317

	Shares
Short-Term Investment—1.9%
Money Market Mutual Fund—1.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.993%)(6)	145,820	146
Total Short-Term Investment (Identified Cost $146)		146

TOTAL INVESTMENTS—95.7% (Identified Cost $8,170)		$7,463
Other assets and liabilities, net—4.3%		339
NET ASSETS—100.0%		$7,802

Abbreviations:
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PJSC	Public Joint Stock Company
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $4,698 or 60.2% of net assets.
(2)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	No contractual maturity date.
(4)	Security in default, interest payments are being received during the bankruptcy proceedings.
(5)	Variable rate security. Rate disclosed is as of May 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Mexico	8%
India	7
Macau	6
Brazil	6
Indonesia	6
Hong Kong	5
China	5
Other	57
Total	100%
† % of total investments as of May 31, 2023.

The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$7,317	$ —	$7,317
Money Market Mutual Fund	146	146	—
Total Investments	$7,463	$146	$7,317
There were no securities valued using significant unobservable inputs (Level 3) at May 31, 2023.
There were no transfers into or out of Level 3 related to securities held at May 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Allocation Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds—97.7%
Fixed Income Funds—97.7%
Virtus Stone Harbor Emerging Markets Debt Income Fund Class I(1)(2)	163,738	$ 1,131
Virtus Stone Harbor Local Markets Fund Class I(1)(2)(3)	156,350	1,207
Total Affiliated Mutual Funds (Identified Cost $2,285)		2,338

Total Long-Term Investments—97.7% (Identified Cost $2,285)		2,338

TOTAL INVESTMENTS—97.7% (Identified Cost $2,285)		$2,338
Other assets and liabilities, net—2.3%		54
NET ASSETS—100.0%		$2,392
Footnote Legend:
(1)	Affiliated investment. See Note 4I in Notes to Financial Statements.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 1 Quoted Prices
Assets:
Affiliated Mutual Funds	$2,338	$2,338
Total Investments	$2,338	$2,338
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at May 31, 2023.
There were no transfers into or out of Level 3 related to securities held at May 31, 2023.
See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—61.3%
Angola —3.7%
Republic of Angola
144A 8.000%, 11/26/29(2)	$ 3,965	$ 3,368
144A 9.125%, 11/26/49(2)	2,270	1,689
Republic of Angola Via Avenir II B.V.
(6 month LIBOR + 4.500%) RegS 9.687%, 12/7/23(3)(4)(5)	890	886
(6 month LIBOR + 7.500%) RegS 12.772%, 7/3/23(3)(4)(5)	5,708	5,680
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(3)(4)	4,109	3,821
		15,444

Argentina—1.2%
Provincia De Buenos Aires RegS 5.250%, 9/1/37(4)(5)	5,515	1,751
Republic of Argentina
1.000%, 7/9/29	865	220
0.500%, 7/9/30(5)	3,198	837
1.500%, 7/9/35(5)	9,215	2,142
		4,950

Benin—0.3%
Benin Intl Gov Bond RegS 4.875%, 1/19/32(4)	1,400 EUR	1,111
Brazil—2.5%
Federative Republic of Brazil
5.000%, 1/27/45	1,987	1,532
5.625%, 2/21/47	61	51
4.750%, 1/14/50	12,129	8,778
		10,361

Chile—0.6%
Republic of Chile
3.860%, 6/21/47	670	537
3.500%, 1/25/50	1,562	1,153
3.250%, 9/21/71	1,300	827
		2,517

Colombia—2.6%
Republic of Colombia
3.000%, 1/30/30	1,141	876
3.125%, 4/15/31	616	457
8.000%, 4/20/33	2	2
6.125%, 1/18/41	3,708	2,893
4.125%, 2/22/42	158	97
5.000%, 6/15/45	4,208	2,793
5.200%, 5/15/49	3,641	2,420
3.875%, 2/15/61	2,401	1,303
		10,841

Costa Rica—0.5%
Costa Rica Government 144A 6.550%, 4/3/34(2)	1,884	1,900
	Par Value(1)	Value

Dominican Republic—2.9%
Dominican Republic
144A 4.875%, 9/23/32(2)	$ 1,999	$ 1,674
144A 6.000%, 2/22/33(2)	495	451
RegS 5.300%, 1/21/41(4)	7,105	5,497
RegS 7.450%, 4/30/44(4)	2,218	2,115
RegS 6.500%, 2/15/48(4)	429	358
RegS 5.875%, 1/30/60(4)	2,586	1,914
		12,009

Ecuador—1.5%
Republic of Ecuador
144A 0.000%, 7/31/30(2)	4,037	1,176
144A 5.500%, 7/31/30(2)(5)	4,446	2,140
RegS 5.500%, 7/31/30(4)(5)	5,674	2,730
		6,046

Egypt—2.6%
Arab Republic of Egypt
144A 4.750%, 4/16/26(2)	952 EUR	672
144A 5.800%, 9/30/27(2)	5,073	3,175
144A 6.375%, 4/11/31(2)	5,204 EUR	2,934
144A 7.053%, 1/15/32(2)	903	493
144A 7.625%, 5/29/32(2)	331	183
144A 8.875%, 5/29/50(2)	365	188
144A 8.750%, 9/30/51(2)	1,033	527
RegS 5.750%, 5/29/24(4)	271	244
RegS 4.750%, 4/16/26(4)	3,091 EUR	2,183
		10,599

El Salvador—0.8%
Republic of El Salvador
RegS 6.375%, 1/18/27(4)	500	317
RegS 8.625%, 2/28/29(4)	2,649	1,573
RegS 7.650%, 6/15/35(4)	400	210
RegS 9.500%, 7/15/52(4)	2,225	1,241
		3,341

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Ethiopia—0.5%
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)	$ 3,217	$ 2,174
Gabon—1.1%
Republic of Gabon
144A 6.950%, 6/16/25(2)	1,191	1,134
144A 6.625%, 2/6/31(2)	2,474	1,932
144A 7.000%, 11/24/31(2)	1,559	1,217
RegS 6.625%, 2/6/31(4)	201	157
		4,440

Ghana—1.2%
Republic of Ghana
144A 6.375%, 2/11/27(2)(6)	514	206
144A 10.750%, 10/14/30(2)	1,001	679
144A 8.875%, 5/7/42(2)(6)	343	130
144A 8.950%, 3/26/51(2)(6)	5,583	2,114
RegS 10.750%, 10/14/30(4)	2,842	1,928
		5,057

Guatemala—0.7%
Republic of Guatemala
144A 3.700%, 10/7/33(2)	1,039	833
144A 4.650%, 10/7/41(2)	1,697	1,330
RegS 4.900%, 6/1/30(4)	987	913
		3,076

Honduras—0.1%
Honduras Government RegS 5.625%, 6/24/30(4)	302	241
Hungary—2.5%
Hungary Government International Bond
144A 6.125%, 5/22/28(2)	332	338
144A 2.125%, 9/22/31(2)	1,225	931
144A 6.250%, 9/22/32(2)	931	947
144A 6.750%, 9/25/52(2)	3,416	3,444
RegS 4.250%, 6/16/31(4)	1,065 EUR	1,047
RegS 1.750%, 6/5/35(4)	2,371 EUR	1,725
RegS 1.500%, 11/17/50(4)	1,207 EUR	635
	Par Value(1)	Value

Hungary—continued
RegS 3.125%, 9/21/51(4)	$ 1,850	$ 1,100
		10,167

Indonesia—2.1%
Republic of Indonesia
4.150%, 9/20/27	661	647
4.850%, 1/11/33	3,737	3,779
4.300%, 3/31/52	1,048	896
144A 5.250%, 1/8/47(2)	439	436
RegS 6.750%, 1/15/44(4)	927	1,084
RegS 5.125%, 1/15/45(4)	1,727	1,706
		8,548

Ivory Coast—0.7%
Ivory Coast Government International Bond
144A 6.625%, 3/22/48(2)	1,055 EUR	763
RegS 5.250%, 3/22/30(4)	373 EUR	325
RegS 5.875%, 10/17/31(4)	345 EUR	300
RegS 4.875%, 1/30/32(4)	1,038 EUR	839
RegS 6.625%, 3/22/48(4)	1,000 EUR	724
		2,951

Jordan—0.9%
Kingdom of Jordan
144A 7.500%, 1/13/29(2)	1,800	1,775
144A 7.375%, 10/10/47(2)	1,015	846
RegS 7.375%, 10/10/47(4)	1,394	1,162
		3,783

Kazakhstan—0.3%
Republic of Kazakhstan RegS 1.500%, 9/30/34(4)	1,582 EUR	1,196
Kenya—1.6%
Republic of Kenya
RegS 6.875%, 6/24/24(4)	975	896
144A 6.875%, 6/24/24(2)	4,757	4,371
144A 8.000%, 5/22/32(2)	1,410	1,133
RegS 7.250%, 2/28/28(4)	471	392
		6,792

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Lebanon—0.9%
Lebanese Republic
6.375%, 3/9/20(6)	$ 2,089	$ 118
6.150%, 6/19/20(6)	7,173	405
6.250%, 5/27/22(6)	6,726	380
6.400%, 5/26/23(6)	1,368	77
6.850%, 5/25/29(6)	5,626	310
8.200%, 5/17/33(6)	9,360	528
RegS 5.800%, 4/14/20(4)(6)	1,612	91
RegS 8.250%, 4/12/21(4)(6)	17,726	1,023
RegS 6.000%, 1/27/23(4)(6)	3,105	178
RegS 6.650%, 4/22/24(4)(6)	4,594	264
RegS 6.600%, 11/27/26(4)(6)	4,423	254
RegS 6.850%, 3/23/27(4)(6)	2,417	139
		3,767

Mexico—1.0%
United Mexican States
2.250%, 8/12/36	1,839 EUR	1,421
5.000%, 4/27/51	708	603
3.771%, 5/24/61	2,297	1,527
3.750%, 4/19/71	700	459
		4,010

Mongolia—0.1%
Mongolia Government International Bond 144A 8.650%, 1/19/28(2)	474	467
Morocco—0.4%
Kingdom of Morocco 144A 6.500%, 9/8/33(2)	1,835	1,871
Mozambique—0.4%
Republic of Mozambique 144A 5.000%, 9/15/31(2)(5)	2,160	1,511
Nigeria—2.1%
Republic of Nigeria
144A 6.500%, 11/28/27(2)	1,476	1,245
144A 6.125%, 9/28/28(2)	3,256	2,621
144A 8.375%, 3/24/29(2)	2,020	1,746
144A 7.375%, 9/28/33(2)	1,747	1,283
RegS 8.747%, 1/21/31(4)	1,145	956
RegS 7.375%, 9/28/33(4)	1,129	829
		8,680

	Par Value(1)	Value

Oman —3.0%
Oman Government International Bond
144A 6.750%, 10/28/27(2)	$ 1,118	$ 1,158
144A 5.625%, 1/17/28(2)	1,016	1,006
144A 6.000%, 8/1/29(2)	2,782	2,788
144A 7.375%, 10/28/32(2)	1,122	1,223
144A 6.500%, 3/8/47(2)	1,565	1,426
144A 6.750%, 1/17/48(2)	5,040	4,735
		12,336

Pakistan—0.5%
Islamic Republic of Pakistan
144A 6.000%, 4/8/26(2)	4,708	1,766
144A 6.875%, 12/5/27(2)	1,411	525
		2,291

Panama—3.0%
Panama Bonos del Tesoro 3.362%, 6/30/31	2,659	2,262
Republic of Panama
6.400%, 2/14/35	1,955	2,041
6.700%, 1/26/36	746	795
6.853%, 3/28/54	1,581	1,619
4.500%, 4/1/56	7,689	5,672
		12,389

Papua New Guinea —0.1%
Papua New Guinea Government International Bond 144A 8.375%, 10/4/28(2)	449	405
Peru—0.2%
Republic of Peru 2.783%, 1/23/31	1,167	993
Philippines—2.1%
Republic of Philippines
5.000%, 7/17/33	4,679	4,774
2.650%, 12/10/45	2,125	1,432
5.500%, 1/17/48	2,317	2,400
		8,606

Poland—0.7%
Republic of Poland 4.875%, 10/4/33	2,881	2,871
Qatar—2.5%
State of Qatar
144A 4.817%, 3/14/49(2)	6,693	6,361

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Qatar—continued
144A 4.400%, 4/16/50(2)	$ 3,966	$ 3,584
RegS 4.400%, 4/16/50(4)	687	621
		10,566

Romania—2.2%
Romania Government International Bond
144A 3.750%, 2/7/34(2)	946 EUR	796
144A 3.375%, 2/8/38(2)	1,007 EUR	754
144A 2.750%, 4/14/41(2)	3,070 EUR	1,940
144A 2.875%, 4/13/42(2)	1,969 EUR	1,244
144A 3.375%, 1/28/50(2)	1,435 EUR	912
RegS 3.624%, 5/26/30(4)	1,110 EUR	1,021
RegS 4.125%, 3/11/39(4)	1,422 EUR	1,140
RegS 2.875%, 4/13/42(4)	1,012 EUR	639
RegS 5.125%, 6/15/48(4)	668	546
RegS 4.000%, 2/14/51(4)	460	313
		9,305

Russia—0.0%
Russian Federation - Eurobond RegS 5.100%, 3/28/35(4)(6)(7)(8)	100	5
Saudi Arabia—2.7%
Saudi Government International Bond
144A 5.500%, 10/25/32(2)	3,034	3,200
144A 2.250%, 2/2/33(2)	2,490	2,023
144A 4.500%, 10/26/46(2)	1,449	1,263
144A 5.000%, 4/17/49(2)	1,520	1,405
RegS 4.500%, 10/26/46(4)	1,804	1,572
RegS 3.750%, 1/21/55(4)	2,341	1,747
		11,210

Senegal—0.5%
Republic of Senegal
144A 5.375%, 6/8/37(2)	2,765 EUR	1,830
RegS 4.750%, 3/13/28(4)	452 EUR	395
		2,225

	Par Value(1)	Value

South Africa—0.5%
Republic of South Africa
4.300%, 10/12/28	$ 378	$ 325
5.875%, 4/20/32	1,200	1,034
7.300%, 4/20/52	921	739
		2,098

Sri Lanka—0.8%
Republic of Sri Lanka
144A 6.750%, 4/18/28(2)(6)	4,561	1,644
RegS 6.350%, 6/28/24(4)(6)	1,194	433
RegS 6.200%, 5/11/27(4)(6)	3,068	1,106
		3,183

Tunisia—1.6%
Tunisian Republic
144A 6.750%, 10/31/23(2)	1,511 EUR	1,514
RegS 5.625%, 2/17/24(4)	5,732 EUR	4,914
RegS 6.375%, 7/15/26(4)	684 EUR	391
		6,819

Turkey—1.8%
Hazine Mustesarligi Varl RegS 9.758%, 11/13/25(4)	1,160	1,165
Republic of Turkey
6.375%, 10/14/25	5,932	5,521
9.125%, 7/13/30	671	643
		7,329

Ukraine—0.4%
Ukraine Government Bond
144A 7.750%, 9/1/27(2)(6)	437	82
144A 9.750%, 11/1/30(2)(6)	2,206	440
144A 6.876%, 5/21/31(2)(6)	1,198	213
RegS 7.750%, 9/1/28(4)(6)	734	140
RegS 7.750%, 9/1/29(4)(6)	3,258	622
RegS 9.750%, 11/1/30(4)(6)	272	54
		1,551

United Arab Emirates—1.6%
Finance Department Government of Sharjah 144A 4.000%, 7/28/50(2)	9,189	5,636
Uae Int’L Govt Bond 144A 4.951%, 7/7/52(2)	1,214	1,198
		6,834

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Uruguay—0.1%
Republica Orient Uruguay 5.100%, 6/18/50	$ 406	$ 398
Venezuela—0.4%
Republic of Venezuela RegS 7.750%, 10/13/19(4)(6)	25,087	1,593
Zambia—0.8%
Republic of Zambia
5.375%, 9/23/23(6)	5,095	2,278
144A 5.375%, 9/20/23(2)(6)	1,359	608
RegS 8.500%, 4/14/24(4)(6)	509	248
		3,134

Total Foreign Government Securities (Identified Cost $295,460)		253,991

Corporate Bonds and Notes—30.4%
Argentina—0.2%
MSU Energy S.A. 144A 6.875%, 2/1/25(2)	501	349
YPF S.A. 144A 8.750%, 4/4/24(2)	441	415
		764

Azerbaijan—0.4%
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	1,574	1,619
Brazil—0.9%
Braskem Netherlands Finance B.V. 144A 5.875%, 1/31/50(2)	1,000	775
Guara Norte S.a.r.l. 144A 5.198%, 6/15/34(2)	601	502
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)	1,297	946
Minerva Luxembourg S.A. 144A 4.375%, 3/18/31(2)	293	226
MV24 Capital B.V. 144A 6.748%, 6/1/34(2)	1,255	1,107
		3,556

Chile—1.3%
ATP Tower Holdings LLC 144A 4.050%, 4/27/26(2)	2,030	1,739
Corp. Nacional del Cobre de Chile RegS 5.125%, 2/2/33(4)	2,450	2,424
Empresa Nacional del Petroleo RegS 5.250%, 11/6/29(4)	1,491	1,448
		5,611

China—0.6%
Country Garden Holdings Co., Ltd. RegS 4.800%, 8/6/30(4)	350	109
	Par Value(1)	Value

China—continued
Huarong Finance II Co., Ltd. RegS 4.875%, 11/22/26(4)	$ 400	$ 339
Longfor Group Holdings Ltd. RegS 3.950%, 9/16/29(4)	500	331
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(4)	1,070	596
Wanda Properties Overseas Ltd. RegS 6.875%, 7/23/23(4)	1,103	1,009
		2,384

Colombia—1.3%
AI Candelaria Spain S.A. RegS 5.750%, 6/15/33(4)	1,746	1,220
Geopark Ltd. 144A 5.500%, 1/17/27(2)	1,357	1,092
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(2)	1,284	1,069
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(2)	333	241
Grupo Aval Ltd. 144A 4.375%, 2/4/30(2)	454	335
SierraCol Energy Andina LLC 144A 6.000%, 6/15/28(2)	1,927	1,401
		5,358

Georgia—0.1%
Georgian Railway JSC 144A 4.000%, 6/17/28(2)	514	437
Ghana—0.5%
Kosmos Energy Ltd. RegS 7.750%, 5/1/27(4)	500	426
Tullow Oil plc RegS 7.000%, 3/1/25(4)	3,271	1,751
		2,177

Guatemala—0.3%
CT Trust 144A 5.125%, 2/3/32(2)	1,836	1,435
India—0.8%
Adani Electricity Mumbai Ltd. RegS 3.949%, 2/12/30(4)	537	405
Adani Green Energy Ltd. RegS 4.375%, 9/8/24(4)	500	459
Adani Renewable Energy RJ Ltd. 144A 4.625%, 10/15/39(2)	534	387
Adani Transmission Ltd. 144A 4.000%, 8/3/26(2)	465	408
Greenko Dutch B.V.
144A 3.850%, 3/29/26(2)	299	263
RegS 3.850%, 3/29/26(4)	218	192
Network i2i Ltd. 144A 5.650% (2)(9)	897	865
Vedanta Resources Finance II plc 144A 8.950%, 3/11/25(2)	536	399
		3,378

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Indonesia—2.4%
Freeport Indonesia PT 144A 6.200%, 4/14/52(2)	$ 1,775	$ 1,578
Indika Energy Capital III Pte Ltd. RegS 5.875%, 11/9/24(4)	353	342
Indonesia Asahan Aluminium PT 144A 5.800%, 5/15/50(2)	3,499	3,090
Minejesa Capital B.V. 144A 5.625%, 8/10/37(2)	2,235	1,763
Pertamina Persero PT RegS 6.000%, 5/3/42(4)	1,879	1,854
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
RegS 5.250%, 10/24/42(4)	808	711
RegS 4.875%, 7/17/49(4)	1,048	844
		10,182

Israel—0.1%
Leviathan Bond Ltd. Regs, 144A 6.125%, 6/30/25(2)(4)	345	335
Jamaica—0.1%
Digicel International Finance Ltd.
144A 8.750%, 5/25/24(2)	159	145
144A 8.750%, 5/25/24(2)	374	341
		486

Kazakhstan—1.7%
KazMunayGas National Co. JSC
144A 6.375%, 10/24/48(2)	4,064	3,313
RegS 3.500%, 4/14/33(4)	985	737
QazaqGaz NC JSC 144A 4.375%, 9/26/27(2)	3,319	3,078
		7,128

Macau—0.4%
Sands China Ltd.
4.875%, 6/18/30	10	9
3.750%, 8/8/31	220	176
Studio City Finance Ltd.
144A 6.000%, 7/15/25(2)	296	268
144A 6.500%, 1/15/28(2)	1,387	1,137
		1,590

Mexico—9.3%
Banco Mercantil del Norte S.A.
144A 5.875%(2)(9)	1,419	1,206
144A 6.750%(2)(9)	1,772	1,659
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(2)	175	154
Braskem Idesa SAPI 144A 6.990%, 2/20/32(2)	1,014	689
Cemex SAB de C.V. 144A 9.125% (2)(9)	1,152	1,148
Comision Federal de Electricidad 144A 4.688%, 5/15/29(2)	2,904	2,591
	Par Value(1)	Value

Mexico—continued
Petroleos Mexicanos
6.490%, 1/23/27	$ 1,301	$ 1,120
6.500%, 3/13/27	3,430	2,959
6.840%, 1/23/30	650	505
6.700%, 2/16/32	5,244	3,911
6.500%, 6/2/41	1,655	1,012
6.750%, 9/21/47	2,620	1,576
144A 10.000%, 2/7/33(2)	1,100	981
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(4)	22,182	18,362
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(2)	774	676
		38,549

Nigeria—0.8%
Africa Finance Corp. 144A 2.875%, 4/28/28(2)	3,136	2,556
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(2)	883	785
		3,341

Panama—0.1%
AES Panama Generation Holdings Srl 144A 4.375%, 5/31/30(2)	476	412
Peru—1.9%
Kallpa Generacion S.A. 144A 4.875%, 5/24/26(2)	1,461	1,396
Peru Payroll Deduction Finance Ltd. RegS 0.000%, 11/1/29(4)	1,604	1,329
Petroleos del Peru S.A.
144A 5.625%, 6/19/47(2)	2,226	1,351
RegS 5.625%, 6/19/47(4)	6,032	3,661
		7,737

Saudi Arabia—2.1%
Gaci First Investment Co.
RegS 5.250%, 10/13/32(4)	6,182	6,355
RegS 4.875%, 2/14/35(4)	854	826
Saudi Government International Bond 144A 3.500%, 4/16/29(2)	1,653	1,538
		8,719

Singapore—0.1%
LMIRT Capital Pte Ltd. RegS 7.250%, 6/19/24(4)	790	513
South Africa—1.1%
Eskom Holdings SOC Ltd.
144A 6.750%, 8/6/23(2)	439	434
144A 7.125%, 2/11/25(2)	1,522	1,454
144A 8.450%, 8/10/28(2)	1,509	1,378
RegS 7.125%, 2/11/25(4)	200	191
Prosus N.V. 144A 3.061%, 7/13/31(2)	832	632

See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

South Africa—continued
Sasol Financing USA LLC 144A 8.750%, 5/3/29(2)	$ 350	$ 335
		4,424

Tanzania—0.2%
HTA Group Ltd. 144A 7.000%, 12/18/25(2)	833	773
Turkey—0.2%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)	1,165	947
Ukraine—0.2%
NPC Ukrenergo 144A 6.875%, 11/9/28(2)(10)	3,633	618
State Savings Bank of Ukraine Via SSB #1 plc RegS 9.625%, 3/20/25(3)(4)(5)	140	115
		733

United Arab Emirates—1.6%
DAE Funding LLC 144A 3.375%, 3/20/28(2)	612	555
DP World Ltd.
144A 6.850%, 7/2/37(2)	511	553
144A 4.700%, 9/30/49(2)	450	375
RegS 4.700%, 9/30/49(4)	500	417
DP World Salaam RegS 6.000% (4)(9)	4,145	4,108
MAF Global Securities Ltd. RegS 6.375% (4)(9)	717	697
		6,705

Uzbekistan—1.0%
Uzauto Motors AJ
144A 4.850%, 5/4/26(2)	3,974	3,386
RegS 4.850%, 5/4/26(4)	697	594
		3,980

Venezuela—0.5%
Petroleos de Venezuela S.A.
RegS 6.000%, 5/16/24(4)(10)	60,490	1,724
RegS 6.000%, 11/15/26(4)(10)	3,307	66
RegS 5.375%, 4/12/27(4)(7)(10)	600	12
RegS 9.750%, 5/17/35(4)(10)	4,592	115
		1,917

Vietnam—0.2%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)	1,106	959
Total Corporate Bonds and Notes (Identified Cost $168,591)		126,149

	Shares	Value
Affiliated Mutual Funds—2.6%
Fixed Income Funds—2.6%
Virtus Stone Harbor Emerging Markets Bond Fund Class I(11)(12)	586,841	$ 4,478
Virtus Stone Harbor Local Markets Fund Class I(11)(12)(13)	788,382	6,086
Total Affiliated Mutual Funds (Identified Cost $11,049)		10,564

	Par Value(1)
Credit Linked Notes—1.2%
Iraq—1.2%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(5)(7)	323,859 JPY	2,070
(Counterparty: BOA) 3.154%, 1/1/28(5)(7)	147,636 JPY	941
(Counterparty: BOA) 3.227%, 1/6/28(5)(7)	318,005 JPY	2,031
Total Credit Linked Notes (Identified Cost $7,490)		5,042

Total Long-Term Investments—95.5% (Identified Cost $482,590)		395,746

TOTAL INVESTMENTS—95.5% (Identified Cost $482,590)		$395,746
Other assets and liabilities, net—4.5%		18,779
NET ASSETS—100.0%		$414,525

Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $168,706 or 40.7% of net assets.
(3)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Variable rate security. Rate disclosed is as of May 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	Security in default; no interest payments are being received.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	The Fund is unable to receive and repatriate proceeds due to U.S. sanctions related to the Russia/Ukraine war.
(9)	No contractual maturity date.
(10)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(11)	Affiliated investment. See Note 4I in Notes to Financial Statements.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(13)	Non-income producing.

Counterparties:
BCLY	Barclays
BOA	Bank of America
CITI	Citigroup Global Markets
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Country Weightings (Unaudited)†
Mexico	11%
Saudi Arabia	5
Indonesia	5
Colombia	4
Angola	4
Brazil	3
United Arab Emirates	3
Other	65
Total	100%
† % of total investments as of May 31, 2023.

Forward foreign currency exchange contracts as of May 31, 2023 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
EUR	1,328	USD	1,442	JPM	07/21/23	$ —	$ (18)
USD	1,717	EUR	1,571	CITI	07/21/23	32	—
USD	34,571	EUR	31,375	JPM	07/21/23	936	—
Total						$968	$ (18)

Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2023 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Turkey CDS AA-/Aa3	Quarterly	BCLY	1.000%	06/20/27	$12,002	$(1,915)	$(2,285)	$370	$—
Total						$(1,915)	$(2,285)	$370	$—

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
See Notes to Financial Statements

Stone Harbor Emerging Markets Debt Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$126,149	$ —	$126,137	$ 12
Foreign Government Securities	253,991	—	253,986	5
Credit Linked Notes	5,042	—	—	5,042
Affiliated Mutual Funds	10,564	10,564	—	—
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	968	—	968	—
Total Assets	396,714	10,564	381,091	5,059
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	(18)	—	(18)	—
Over-the-Counter Credit Default Swap	(1,915)	—	(1,915)	—
Total Liabilities	(1,933)	—	(1,933)	—
Total Investments	$394,781	$10,564	$379,158	$5,059
Securities held by the Fund with an end of period value of $12 were transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Credit Linked Notes	Foreign Government Securities
Investments in Securities
Balance as of May 31, 2022:	$ 7,752	$ —(a)	$ 6,438	$ 1,314
Accrued discount/(premium)	134	—	128	6
Net realized gain (loss)	(5,231)	48	(309)	(4,970)
Net change in unrealized appreciation (depreciation)(c)	6,487	—	(40)	6,527
Purchases	— (b)	— (b)	—	—
Sales (d)	(4,095)	(48)	(1,175)	(2,872)
Transfers into Level 3(e)	12	12	—	—
Balance as of May 31, 2023	$ 5,059	$ 12	$ 5,042	$ 5
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500 (not in thousands).
(c) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, was $6,487.
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of May 31, 2023 for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

Stone Harbor High Yield Bond Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—97.8%
Airlines—3.2%
Air Canada 144A 3.875%, 8/15/26(1)	$ 800	$ 742
United Airlines, Inc. 144A 4.375%, 4/15/26(1)	795	752
VistaJet Malta Finance plc
144A 7.875%, 5/1/27(1)	1,345	1,214
144A 9.500%, 6/1/28(1)	26	24
		2,732

Automotive—3.9%
Ford Motor Credit Co. LLC
6.950%, 3/6/26	81	81
7.350%, 11/4/27	471	475
6.800%, 5/12/28	294	291
5.113%, 5/3/29	2,721	2,491
		3,338

Building Products—4.9%
Griffon Corp. 5.750%, 3/1/28	899	829
Knife River Holding Co. 144A 7.750%, 5/1/31(1)	88	88
LBM Acquisition LLC 144A 6.250%, 1/15/29(1)	1,349	1,068
Park River Holdings, Inc. 144A 6.750%, 8/1/29(1)	361	269
Specialty Building Products Holdings LLC 144A 6.375%, 9/30/26(1)	1,356	1,224
White Cap Buyer LLC 144A 6.875%, 10/15/28(1)	816	706
		4,184

Chemicals—3.5%
Illuminate Buyer LLC 144A 9.000%, 7/1/28(1)	1,380	1,205
INEOS Quattro Finance 2 plc 144A 3.375%, 1/15/26(1)	358	328
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	951	861
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	739	614
		3,008

Consumer Discretionary—1.0%
Newell Brands, Inc. 6.625%, 9/15/29	896	846
Consumer Products—1.0%
Kronos Acquisition Holdings, Inc. 144A 7.000%, 12/31/27(1)	971	834
Containers & Packaging—2.1%
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	871	739
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(1)	195	193
	Par Value	Value

Containers & Packaging—continued
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	$ 935	$ 880
		1,812

Drillers & Services—2.2%
Enerflex Ltd. 144A 9.000%, 10/15/27(1)	872	848
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	1,103	988
		1,836

Electric—1.0%
Vistra Operations Co. LLC
144A 5.625%, 2/15/27(1)	335	322
144A 5.000%, 7/31/27(1)	599	563
		885

Exploration & Production—9.2%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	667	679
144A 5.375%, 3/1/30(1)	198	182
Ascent Resources Utica Holdings LLC 144A 5.875%, 6/30/29(1)	947	831
Chesapeake Energy Corp. 144A 5.875%, 2/1/29(1)	473	445
CrownRock LP 144A 5.000%, 5/1/29(1)	290	272
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	988	923
144A 5.750%, 2/1/29(1)	100	91
144A 6.000%, 4/15/30(1)	102	92
Murphy Oil Corp. 5.875%, 12/1/27	492	478
Occidental Petroleum Corp.
8.875%, 7/15/30	1,943	2,239
7.500%, 5/1/31	327	355
SM Energy Co.
5.625%, 6/1/25	481	464
6.500%, 7/15/28	843	790
		7,841

Financial & Lease—7.2%
Acrisure LLC
144A 7.000%, 11/15/25(1)	930	881
144A 6.000%, 8/1/29(1)	783	655
Alliant Holdings Intermediate LLC
144A 6.750%, 10/15/27(1)	999	931
144A 5.875%, 11/1/29(1)	505	433
Discover Financial Services 6.700%, 11/29/32	385	399
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(1)	1,423	1,156
OneMain Finance Corp.
7.125%, 3/15/26	945	904
3.500%, 1/15/27	505	420
6.625%, 1/15/28	369	334
		6,113

See Notes to Financial Statements

Stone Harbor High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value	Value

Food, Beverages & Tobacco—2.9%
Pilgrim’s Pride Corp. 3.500%, 3/1/32	$ 1,584	$ 1,266
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	1,434	1,196
		2,462

Gaming—5.0%
Caesars Entertainment, Inc. 144A 7.000%, 2/15/30(1)	80	80
International Game Technology plc 144A 5.250%, 1/15/29(1)	664	628
MGM Growth Properties Operating Partnership LP 5.750%, 2/1/27	282	275
Penn Entertainment, Inc. 144A 4.125%, 7/1/29(1)	1,088	877
Raptor Acquisition Corp. 144A 4.875%, 11/1/26(1)	982	921
Scientific Games International, Inc. 144A 7.250%, 11/15/29(1)	1,031	1,025
VICI Properties LP 144A 4.125%, 8/15/30(1)	457	401
		4,207

Health Care—6.5%
AdaptHealth LLC
144A 4.625%, 8/1/29(1)	903	695
144A 5.125%, 3/1/30(1)	343	267
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(1)	1,321	1,065
Community Health Systems, Inc. 144A 5.250%, 5/15/30(1)	1,455	1,093
Endo Luxembourg Finance Co. I S.a.r.l. 144A 6.125%, 4/1/29(1)(2)	1,462	1,066
Teva Pharmaceutical Finance Netherlands III B.V. 8.125%, 9/15/31	250	258
US Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	1,267	1,074
		5,518

Home Builders—2.5%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	86	71
KB Home
4.800%, 11/15/29	350	320
7.250%, 7/15/30	402	406
Mattamy Group Corp. 144A 4.625%, 3/1/30(1)	794	682
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	756	663
		2,142

Industrial Other—4.1%
Chart Industries, Inc.
144A 7.500%, 1/1/30(1)	178	180
144A 9.500%, 1/1/31(1)	178	186
Madison IAQ LLC 144A 5.875%, 6/30/29(1)	1,429	1,088
United Rentals North America, Inc. 3.750%, 1/15/32	1,166	976
	Par Value	Value

Industrial Other—continued
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	$ 1,005	$ 1,027
		3,457

Leisure—4.7%
Carnival Corp.
144A 7.625%, 3/1/26(1)	1,140	1,081
144A 6.000%, 5/1/29(1)	304	253
NCL Corp., Ltd.
144A 5.875%, 3/15/26(1)	412	374
144A 7.750%, 2/15/29(1)	368	333
NCL Finance Ltd. 144A 6.125%, 3/15/28(1)	723	616
Royal Caribbean Cruises Ltd.
144A 5.500%, 8/31/26(1)	366	344
144A 11.625%, 8/15/27(1)	678	737
144A 5.500%, 4/1/28(1)	241	221
		3,959

Materials—1.1%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(1)	1,182	890
Media Cable—7.5%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	637	315
Altice France S.A.
144A 5.125%, 1/15/29(1)	102	73
144A 5.125%, 7/15/29(1)	1,072	763
CCO Holdings LLC
144A 5.375%, 6/1/29(1)	416	375
144A 4.500%, 8/15/30(1)	1,854	1,526
CSC Holdings LLC
144A 7.500%, 4/1/28(1)	1,476	800
144A 4.125%, 12/1/30(1)	1,167	810
DISH DBS Corp.
5.875%, 11/15/24	345	296
7.750%, 7/1/26	122	70
7.375%, 7/1/28	493	252
5.125%, 6/1/29	626	284
144A 5.250%, 12/1/26(1)	617	487
144A 5.750%, 12/1/28(1)	444	322
		6,373

Media Other—3.9%
CMG Media Corp. 144A 8.875%, 12/15/27(1)	1,465	949
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	1,849	1,176
Univision Communications, Inc. 144A 6.625%, 6/1/27(1)	1,220	1,155
		3,280

Midstream—5.0%
Antero Midstream Partners LP
144A 7.875%, 5/15/26(1)	232	235
144A 5.750%, 3/1/27(1)	465	446
144A 5.750%, 1/15/28(1)	557	531

See Notes to Financial Statements

Stone Harbor High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value	Value

Midstream—continued
CNX Midstream Partners LP 144A 4.750%, 4/15/30(1)	$ 43	$ 36
DT Midstream, Inc. 144A 4.375%, 6/15/31(1)	729	613
Genesis Energy LP
8.000%, 1/15/27	572	557
7.750%, 2/1/28	915	879
Hess Midstream Operations LP
144A 4.250%, 2/15/30(1)	161	140
144A 5.500%, 10/15/30(1)	682	618
Holly Energy Partners LP 144A 6.375%, 4/15/27(1)	171	169
		4,224

Paper & Forest Products—1.1%
Mercer International, Inc. 5.125%, 2/1/29	1,158	916
Refining—1.1%
Parkland Corp. 144A 4.625%, 5/1/30(1)	519	449
Sunoco LP 4.500%, 4/30/30	517	453
		902

Retail Food & Drug—1.5%
Albertsons Cos., Inc.
144A 4.625%, 1/15/27(1)	283	269
144A 5.875%, 2/15/28(1)	514	502
144A 4.875%, 2/15/30(1)	533	488
		1,259

Retail Non Food & Drug—4.5%
eG Global Finance plc
144A 6.750%, 2/7/25(1)	627	603
144A 8.500%, 10/30/25(1)	175	169
LCM Investments Holdings II LLC 144A 4.875%, 5/1/29(1)	916	764
Michaels Cos., Inc. (The)
144A 5.250%, 5/1/28(1)	659	507
144A 7.875%, 5/1/29(1)	580	356
PetSmart, Inc.
144A 4.750%, 2/15/28(1)	474	438
144A 7.750%, 2/15/29(1)	966	938
		3,775

Satellite—2.0%
Hughes Satellite Systems Corp. 6.625%, 8/1/26	906	837
Intelsat Jackson Holdings S.A. Escrow 5.500%, 8/1/23(3)	464	—
Viasat, Inc. 144A 5.625%, 9/15/25(1)	910	874
		1,711

Services Other—3.5%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	713	622
	Par Value	Value

Services Other—continued
GFL Environmental, Inc.
144A 4.750%, 6/15/29(1)	$ 446	$ 405
144A 4.375%, 8/15/29(1)	1,107	983
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(1)	1,038	953
		2,963

Technology—0.5%
Ciena Corp. 144A 4.000%, 1/31/30(1)	86	74
Rackspace Technology Global, Inc. 144A 3.500%, 2/15/28(1)	922	367
		441

Transport Other—1.2%
Hertz Corp. (The)
144A 4.625%, 12/1/26(1)	607	541
144A 5.000%, 12/1/29(1)	541	435
		976

Total Corporate Bonds and Notes (Identified Cost $92,522)		82,884

Leveraged Loans—0.0%
Health Care—0.0%
Envision Healthcare Corp. (3 month LIBOR + 3.750%) 8.909%, 10/10/25(2)(3)	278	2
Total Leveraged Loans (Identified Cost $278)		2

	Shares
Common Stocks—0.1%
Exploration & Production—0.0%
Alta Mesa Holdings LP Escrow(3)(4)	400,000	—
Satellite—0.1%
Intelsat Emergence S.A.(3)(4)	4,338	106
Total Common Stocks (Identified Cost $157)		106

Rights—0.0%
Satellite—0.0%
Intelsat Jackson Holdings S.A. Series A, 12/05/25(3)(4)	454	2

See Notes to Financial Statements

Stone Harbor High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Shares	Value

	Satellite—continued
Intelsat Jackson Holdings S.A. Series B, 12/05/25(3)(4)	454	$ 3
	Total Rights (Identified Cost $—)	5

	Total Long-Term Investments—97.9% (Identified Cost $92,957)	82,997

	TOTAL INVESTMENTS—97.9% (Identified Cost $92,957)	$82,997
	Other assets and liabilities, net—2.1%	1,798
	NET ASSETS—100.0%	$84,795

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $63,443 or 74.8% of net assets.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Non-income producing.
Country Weightings (Unaudited)†
United States	86%
Canada	8
Switzerland	2
France	2
United Kingdom	1
Netherlands	1
Total	100%
† % of total investments as of May 31, 2023.

The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$82,884	$82,884	$ —(1)
Leveraged Loans	2	—	2
Equity Securities:
Common Stocks	106	—	106 (1)
Rights	5	—	5
Total Investments	$82,997	$82,884	$113

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using quoted prices (Level 1) at May 31, 2023.
Securities held by the Fund with an end of period value of $2 were transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31,2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Stone Harbor Local Markets Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—80.8%
Brazil—11.5%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/25	2,700 BRL	$ 520
Series F 10.000%, 1/1/27	2,850 BRL	547
Series F 10.000%, 1/1/31	3,890 BRL	715
		1,782

Chile—2.4%
Bonos Tesoreria Pesos
5.000%, 3/1/35	90,000 CLP	108
144A, RegS 7.000%, 5/1/34(2)	30,000 CLP	42
RegS, 144A 5.000%, 10/1/28(2)(3)	140,000 CLP	167
RegS, 144A 4.700%, 9/1/30(2)(3)	45,000 CLP	53
		370

China—4.8%
China Government Bond
3.130%, 11/21/29	2,020 CNY	292
2.890%, 11/18/31	2,040 CNY	290
3.720%, 4/12/51	1,070 CNY	166
		748

Colombia—6.1%
Bogota Distrio Capital RegS 9.750%, 7/26/28(3)	1,891,000 COP	384
Colombian Titulos De Tesoreria
7.250%, 10/18/34	268,000 COP	45
7.250%, 10/26/50	2,025,000 COP	298
Titulos De Tesoreria 7.500%, 8/26/26	1,030,000 COP	212
		939

Czech Republic—4.8%
Czech Republic
2.750%, 7/23/29	2,230 CZK	90
RegS 2.400%, 9/17/25(3)	7,250 CZK	306
RegS 0.950%, 5/15/30(3)	2,330 CZK	83
RegS 4.200%, 12/4/36(3)	5,960 CZK	258
		737

Hungary—1.8%
Hungary Government Bond
4.750%, 11/24/32	99,700 HUF	228
3.000%, 10/27/38	30,000 HUF	52
		280

	Par Value(1)	Value

Indonesia—9.0%
Indonesia Government Bond
8.375%, 3/15/24	5,480,000 IDR	$ 373
9.000%, 3/15/29	1,000,000 IDR	75
8.375%, 3/15/34	2,478,000 IDR	189
8.250%, 5/15/36	3,500,000 IDR	266
7.500%, 5/15/38	6,808,000 IDR	489
		1,392

Malaysia—9.6%
Malaysia Government Bond
3.906%, 7/15/26	2,536 MYR	557
3.885%, 8/15/29	325 MYR	71
2.632%, 4/15/31	1,735 MYR	348
3.582%, 7/15/32	2,090 MYR	448
4.893%, 6/8/38	220 MYR	52
		1,476

Mexico—8.8%
Mex Bonos Desarr
5.500%, 3/4/27	5,290 MXN	264
7.750%, 11/23/34	6,360 MXN	332
7.750%, 11/13/42	15,240 MXN	757
		1,353

Peru—1.7%
Bonos De Tesoreria
6.150%, 8/12/32	400 PEN	102
5.400%, 8/12/34	230 PEN	55
5.350%, 8/12/40	490 PEN	109
		266

Poland—3.3%
Poland Government Bond
0.250%, 10/25/26	250 PLN	49
7.500%, 7/25/28	255 PLN	64
1.250%, 10/25/30	2,255 PLN	388
		501

Romania—2.3%
Romania Government Bond
5.000%, 2/12/29	1,145 RON	226
4.750%, 10/11/34	750 RON	133
		359

Russia—0.5%
Russia Government Bond - OFZ 7.600%, 7/20/22(4)(5)(6)	126,870 RUB	78
South Africa—9.2%
Republic of South Africa
10.500%, 12/21/26	4,560 ZAR	235
7.000%, 2/28/31	2,000 ZAR	78
8.875%, 2/28/35	7,100 ZAR	282
8.500%, 1/31/37	6,650 ZAR	247
6.500%, 2/28/41	17,030 ZAR	491
See Notes to Financial Statements

Stone Harbor Local Markets Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

South Africa—continued
8.750%, 1/31/44	2,580 ZAR	$ 93
		1,426

Thailand—4.1%
Thailand Government Bond
2.875%, 12/17/28	1,140 THB	34
3.775%, 6/25/32	2,940 THB	93
1.585%, 12/17/35	11,550 THB	291
4.675%, 6/29/44	5,980 THB	213
		631

Turkey—0.3%
European Bank for Reconstruction & Development 30.000%, 9/1/23	1,070 TRY	42
Uruguay—0.6%
Republica Orient Uruguay
8.250%, 5/21/31	3,200 UYU	75
144A 8.500%, 3/15/28(2)	1,000 UYU	24
		99

Total Foreign Government Securities (Identified Cost $14,459)		12,479

Corporate Bonds and Notes—3.4%
Poland—3.4%
Kreditanstalt fuer Wiederaufbau 0.625%, 7/25/25	2,500 PLN	523
Total Corporate Bonds and Notes (Identified Cost $620)		523

Total Long-Term Investments—84.2% (Identified Cost $15,079)		13,002

TOTAL INVESTMENTS—84.2% (Identified Cost $15,079)		$13,002
Other assets and liabilities, net—15.8%		2,437
NET ASSETS—100.0%		$15,439

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $286 or 1.9% of net assets.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Security in default; no interest payments are being received.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	The Fund is unable to receive and repatriate proceeds due to U.S. sanctions related to the Russia/Ukraine war.

Counterparties:
CITI	Citigroup Global Markets
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romania New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Country Weightings (Unaudited)†
Brazil	14%
Malaysia	11
South Africa	11
Indonesia	11
Mexico	10
Poland	8
Colombia	7
Other	28
Total	100%
† % of total investments as of May 31, 2023.

See Notes to Financial Statements

Stone Harbor Local Markets Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
Forward foreign currency exchange contracts as of May 31, 2023 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CNY	4,455	USD	639	JPM	06/13/23	$—	$ (12)
CZK	8,560	USD	387	JPM	06/06/23	—	(3)
HUF	78,900	USD	224	GS	06/08/23	3	—
HUF	65,400	USD	186	GS	08/08/23	—	(1)
IDR	6,610,000	USD	443	JPM	06/12/23	—	(2)
MXN	27,850	USD	1,555	JPM	07/12/23	5	—
PEN	290	USD	79	JPM	07/17/23	—	— (1)
PLN	135	USD	32	JPM	06/09/23	—	— (1)
PLN	135	USD	32	JPM	08/09/23	— (1)	—
RON	495	USD	110	JPM	06/26/23	—	(3)
THB	33,540	USD	1,004	GS	08/11/23	—	(33)
THB	6,400	USD	192	JPM	08/11/23	—	(6)
TRY	2,630	USD	122	JPM	06/20/23	—	(5)
USD	389	CZK	8,560	JPM	06/06/23	3	—
USD	228	HUF	78,900	GS	06/08/23	1	—
USD	31	PLN	135	JPM	06/09/23	—	— (1)
USD	40	IDR	580,000	JPM	06/12/23	1	—
USD	80	CNY	550	JPM	06/13/23	2	—
USD	147	BRL	745	JPM	07/05/23	1	—
USD	78	CLP	63,000	CITI	07/10/23	1	—
USD	1,218	MXN	22,160	JPM	07/12/23	—	(24)
USD	92	PEN	340	JPM	07/17/23	—	— (1)
USD	157	COP	727,000	CITI	07/18/23	—	(4)
USD	227	ZAR	4,160	JPM	07/19/23	17	—
USD	44	CZK	980	JPM	08/08/23	— (1)	—
USD	102	THB	3,520	GS	08/11/23	1	—
ZAR	230	USD	12	JPM	07/19/23	—	(1)
Total						$35	$ (94)

Footnote Legend:
(1)	Amount is less than $500 (not in thousands).
The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 523	$ 523	$—
Foreign Government Securities	12,479	12,401	78
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	35	35	—
Total Assets	13,037	12,959	78
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	(94)	(94)	—
Total Liabilities	(94)	(94)	—
Total Investments	$12,943	$12,865	$78
There were no securities valued using quoted prices (Level 1) at May 31, 2023.
There were no transfers into or out of Level 3 related to securities held at May 31, 2023.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Stone Harbor Local Markets Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Foreign Government Securities
Investments in Securities
Balance as of May 31, 2022:	$ 640	$ 640
Net realized gain (loss)	(6,520)	(6,520)
Net change in unrealized appreciation (depreciation)(a)	7,937	7,937
Sales (b)	(1,979)	(1,979)
Balance as of May 31, 2023	$ 78	$ 78
(a) The change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, was $7,937.
(b) Includes paydowns on securities.
See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS May 31, 2023
($ reported in thousands)
	Par Value(1)	Value
U.S. Government Securities—6.6%
U.S. Treasury Bonds
2.500%, 2/15/46	$ 225	$ 174
3.625%, 2/15/53	200	192
U.S. Treasury Notes
2.125%, 5/15/25	325	311
2.000%, 8/15/25	550	524
2.750%, 4/30/27	500	479
2.750%, 2/15/28	300	286
1.250%, 8/15/31	450	374
2.875%, 5/15/32	500	470
Total U.S. Government Securities (Identified Cost $3,055)		2,810

Mortgage-Backed Securities—8.0%
Agency—6.1%
Federal National Mortgage Association
Pool #AR8557 3.000%, 7/1/27	17	16
TBA 2.500%(2)	3,000	2,564
		2,580

Non-Agency—1.9%
BBCMS Mortgage Trust 2018-TALL, A (1 month LIBOR + 0.872%, Cap N/A, Floor 0.872%) 144A 5.980%, 3/15/37(3)(4)	75	67
BB-UBS Trust 2012-TFT, A 144A 2.892%, 6/5/30(3)	10	9
BX Commercial Mortgage Trust 2019-IMC, B (1 month LIBOR + 1.300%, Cap N/A, Floor 1.300%) 144A 6.407%, 4/15/34(3)(4)	100	98
CLNY Trust 2019-IKPR, A (1 month Term SOFR + 1.243%, Cap N/A, Floor 1.243%) 144A 6.302%, 11/15/38(3)(4)	50	48
Commercial Mortgage Pass Through Certificates 2012-LTRT, A2 144A 3.400%, 10/5/30(3)	65	57
HMH Trust 2017-NSS, A 144A 3.062%, 7/5/31(3)	50	47
Hudsons Bay Simon JV Trust 2015-HB10, A10 144A 4.155%, 8/5/34(3)	125	108
JP Morgan Chase Commercial Mortgage Securities Trust
2006-LDP9, AMS 5.337%, 5/15/47	80	76
2014-DSTY, A 144A 3.429%, 6/10/27(3)	120	44
MBRT 2019-MBR, A (1 month LIBOR + 1.200%, Cap N/A, Floor 0.850%) 144A 6.307%, 11/15/36(3)(4)	75	75
Morgan Stanley Capital I Trust 2019-BPR, D (1 month LIBOR + 4.250%, Cap N/A, Floor 4.000%) 144A 9.607%, 5/15/36(3)(4)	75	69
Palisades Center Trust 2016-PLSD, A 144A 2.713%, 4/13/33(3)	100	56
	Par Value(1)	Value

Non-Agency—continued
Verus Securitization Trust 2021-3, A1 144A 1.046%, 6/25/66(3)(4)	$ 67	$ 56
		810

Total Mortgage-Backed Securities (Identified Cost $3,483)		3,390

Asset-Backed Securities—0.4%
Automobiles—0.3%
Santander Drive Auto Receivables Trust 2021-2, D 1.350%, 7/15/27	125	118
Credit Card—0.0%
Citibank Credit Card Issuance Trust 2017-A5, A5 (1 month LIBOR + 0.620%) 5.768%, 4/22/26(4)	25	25
Other—0.1%
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, AT1 144A 1.426%, 8/15/53(3)	50	49
Total Asset-Backed Securities (Identified Cost $194)		192

Corporate Bonds and Notes—15.6%
Aerospace & Defense—0.2%
Boeing Co. (The) 3.600%, 5/1/34	75	64
Automotive—0.4%
General Motors Financial Co., Inc. 3.600%, 6/21/30	75	65
Hyundai Capital America
144A 3.000%, 2/10/27(3)	50	46
144A 2.100%, 9/15/28(3)	25	21
Mercedes-Benz Finance North America LLC 144A 5.375%, 11/26/25(3)	50	50
		182

Chemicals—0.2%
FMC Corp. 5.150%, 5/18/26	35	35
Huntsman International LLC 2.950%, 6/15/31	75	60
		95

Electric—1.5%
AES Corp. (The) 5.450%, 6/1/28	75	74
Duke Energy Corp. 3.500%, 6/15/51	75	53
Electricite de France S.A. 144A 4.500%, 9/21/28(3)	75	72
Enel Finance International N.V. 144A 5.500%, 6/15/52(3)	75	66
See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Electric—continued
Exelon Corp. 2.750%, 3/15/27	$ 100	$ 92
NSTAR Electric Co. 4.550%, 6/1/52	50	45
PacifiCorp. 5.350%, 12/1/53	100	99
San Diego Gas & Electric Co. 5.350%, 4/1/53	65	64
Vistra Operations Co. LLC 144A 3.550%, 7/15/24(3)	75	73
		638

Exploration & Production—0.7%
BP Capital Markets America, Inc. 4.893%, 9/11/33	25	25
BP Capital Markets plc 4.375% (2)	50	48
Continental Resources, Inc. 4.375%, 1/15/28	75	70
Diamondback Energy, Inc. 6.250%, 3/15/33	125	130
		273

Financial & Lease—5.8%
Air Lease Corp.
5.850%, 12/15/27	75	75
3.000%, 2/1/30	25	21
Bank of America Corp.
2.496%, 2/13/31	75	63
2.482%, 9/21/36	75	57
Barclays plc
2.852%, 5/7/26	55	52
2.279%, 11/24/27	75	67
Boston Properties LP 3.400%, 6/21/29	75	62
BPCE S.A. 144A 5.975%, 1/18/27(3)	75	75
Capital One Financial Corp. 2.618%, 11/2/32	75	58
Citigroup, Inc.
4.400%, 6/10/25	25	24
4.450%, 9/29/27	100	96
CubeSmart LP 3.000%, 2/15/30	75	65
Deutsche Bank AG 2.129%, 11/24/26	75	66
Discover Financial Services 6.700%, 11/29/32	50	52
DNB Bank ASA 144A 1.605%, 3/30/28(3)	75	65
Fifth Third Bancorp. 1.707%, 11/1/27	75	64
Goldman Sachs Group, Inc. (The)
0.855%, 2/12/26	25	23
4.223%, 5/1/29	75	71
HSBC Holdings plc
1.589%, 5/24/27	25	22
6.254%, 3/9/34	100	103
JPMorgan Chase & Co.
2.595%, 2/24/26	50	48
	Par Value(1)	Value

Financial & Lease—continued
Subordinate Notes 3.625%, 12/1/27	$ 50	$ 47
Kemper Corp. 2.400%, 9/30/30	75	59
KeyBank NA 4.900%, 8/8/32	100	80
Kimco Realty OP LLC 4.600%, 2/1/33	50	46
Mizuho Financial Group, Inc. 2.564%, 9/13/31	75	59
Morgan Stanley
5.164%, 4/20/29	50	50
2.484%, 9/16/36	125	94
Nomura Holdings, Inc. 2.172%, 7/14/28	150	127
Office Properties Income Trust 2.400%, 2/1/27	75	47
Societe Generale S.A. 144A 1.488%, 12/14/26(3)	100	88
Standard Chartered plc
144A 1.456%, 1/14/27(3)	25	22
144A 3.265%, 2/18/36(3)	25	20
Sumitomo Mitsui Financial Group, Inc. 2.142%, 9/23/30	25	20
Synchrony Financial
3.700%, 8/4/26	50	44
2.875%, 10/28/31	100	71
UBS Group AG 144A 2.746%, 2/11/33(3)	150	119
US Bancorp 4.967%, 7/22/33	100	91
WEA Finance LLC 144A 2.875%, 1/15/27(3)	50	43
Wells Fargo & Co. 3.350%, 3/2/33	125	107
		2,463

Food, Beverages & Tobacco—0.4%
Conagra Brands, Inc. 1.375%, 11/1/27	75	64
Constellation Brands, Inc. 5.000%, 2/2/26	50	50
PepsiCo, Inc. 2.750%, 3/19/30	75	68
		182

Health Care—1.5%
Amgen, Inc.
5.150%, 3/2/28	50	50
5.650%, 3/2/53	50	50
Baxter International, Inc. 2.272%, 12/1/28	75	65
CSL Finance plc 144A 4.750%, 4/27/52(3)	75	69
Elevance Health, Inc. 4.900%, 2/8/26	100	99
HCA, Inc. 5.200%, 6/1/28	50	50
Kenvue, Inc. 144A 5.000%, 3/22/30(3)	75	76

See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Pfizer Investment Enterprises Pte Ltd. 5.110%, 5/19/43	$ 145	$ 144
Pfizer, Inc. 4.000%, 12/15/36	50	47
		650

Home Builders—0.1%
MDC Holdings, Inc. 2.500%, 1/15/31	50	39
Industrial Other—0.5%
Ashtead Capital, Inc. 144A 4.000%, 5/1/28(3)	75	69
Flowserve Corp. 3.500%, 10/1/30	50	44
Regal Rexnord Corp. 144A 6.050%, 4/15/28(3)	100	99
		212

Lodging—0.2%
Marriott International, Inc. Series HH 2.850%, 4/15/31	75	63
Media Cable—0.2%
Charter Communications Operating LLC 6.484%, 10/23/45	75	68
Media Other—0.1%
Warnermedia Holdings, Inc. 5.050%, 3/15/42	75	61
Metals, Mining & Steel—0.2%
Glencore Funding LLC 144A 2.500%, 9/1/30(3)	75	62
Rio Tinto Finance USA Ltd. 2.750%, 11/2/51	50	33
		95

Midstream—0.9%
Boardwalk Pipelines LP 4.800%, 5/3/29	50	48
Enbridge, Inc. 2.500%, 2/14/25	75	72
Energy Transfer LP 6.000%, 6/15/48	75	69
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(3)	105	107
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	75	71
		367

Refining—0.1%
Phillips 66 2.150%, 12/15/30	75	61
Restaurants—0.1%
McDonald’s Corp. 3.600%, 7/1/30	50	47
	Par Value(1)	Value

Retail Non Food & Drug—0.3%
O’Reilly Automotive, Inc. 4.700%, 6/15/32	$ 75	$ 73
Tapestry, Inc. 3.050%, 3/15/32	75	60
		133

Services Other—0.4%
Equifax, Inc. 2.350%, 9/15/31	75	60
Waste Management, Inc. 2.950%, 6/1/41	75	55
Western Union Co. (The) 2.750%, 3/15/31	75	60
		175

Technology—1.1%
Arrow Electronics, Inc. 6.125%, 3/1/26	50	50
Broadcom, Inc. 144A 3.187%, 11/15/36(3)	100	75
Leidos, Inc. 5.750%, 3/15/33	75	74
Oracle Corp. 5.550%, 2/6/53	75	70
Texas Instruments, Inc. 5.000%, 3/14/53	75	75
TSMC Arizona Corp. 3.125%, 10/25/41	100	79
TSMC Global Ltd. 144A 1.000%, 9/28/27(3)	50	43
		466

Transport Other—0.2%
FedEx Corp. 4.400%, 1/15/47	75	62
Wireless—0.4%
Sprint Capital Corp. 6.875%, 11/15/28	50	53
T-Mobile USA, Inc. 3.875%, 4/15/30	100	93
		146

Wirelines—0.1%
AT&T, Inc. 2.250%, 2/1/32	50	40
Total Corporate Bonds and Notes (Identified Cost $7,143)		6,582

	Shares
Affiliated Mutual Funds—61.7%
Fixed Income Funds—61.7%
Virtus Stone Harbor Emerging Markets Bond Fund Class I(5)(6)	274,049	2,091
Virtus Stone Harbor Emerging Markets Debt Income Fund Class I(5)(6)	1,477,616	10,211
Virtus Stone Harbor High Yield Bond Fund Class I(5)(6)	1,825,010	12,702

See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
	Shares	Value
	Fixed Income Funds—continued
Virtus Stone Harbor Local Markets Fund Class I(5)(6)(7)	142,118	$ 1,097
	Total Affiliated Mutual Funds (Identified Cost $30,300)	26,101

	Total Long-Term Investments—92.3% (Identified Cost $44,175)	39,075

	TOTAL INVESTMENTS—92.3% (Identified Cost $44,175)	$39,075
	Other assets and liabilities, net—7.7%	3,239
	NET ASSETS—100.0%	$42,314

Abbreviations:
BTP	Italian Buonie
CDX.EM	Markit CDX® Emerging Markets Index
CDX.NA.HY	Markit’s North American High Yield CDX Index
HSBC	Hong Kong & Shanghai Bank
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
Nomura	Nomura Global Financial Products, Inc.
SOFR	Secured Overnight Financing Rate
TBA	To-be-announced

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	No contractual maturity date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $2,143 or 5.1% of net assets.
(4)	Variable rate security. Rate disclosed is as of May 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Affiliated investment. See Note 4I in Notes to Financial Statements.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Non-income producing.

Counterparties:
CITI	Citigroup Global Markets
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar
USD	United States Dollar

Exchange-traded futures contracts as of May 31, 2023 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Long Contracts:
10 Year Euro-Bund Future	June 2023	8	$ 1,164	$22	$ —
10 Year U.K. Gilt Future	September 2023	7	843	6	—
				$28	$ —
Short Contracts:
Euro-BTP Future	June 2023	(5)	(620)	—	(19)
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
Exchange-traded futures contracts as of May 31, 2023 were as follows (continued):
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
10 Year U.S. Treasury Note Future	September 2023	(119)	$(13,622)	$ 5	$ —
10 Year U.S. Ultra Bond Future	September 2023	(1)	(137)	—	(1)
				5	(20)
Total				$33	$ (20)

Forward foreign currency exchange contracts as of May 31, 2023 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	410	USD	271	JPM	06/05/23	$—	$ (4)
AUD	410	USD	268	JPM	07/05/23	—	(1)
CAD	280	USD	206	GS	06/12/23	1	—
EUR	190	USD	204	GS	06/12/23	—	(1)
EUR	200	GBP	174	CITI	06/22/23	—	(3)
JPY	28,630	USD	208	CITI	06/05/23	—	(2)
JPY	28,930	USD	211	CITI	06/23/23	—	(2)
JPY	44,310	USD	317	JPM	06/30/23	2	—
SGD	290	USD	214	CITI	06/30/23	— (1)	—
USD	268	AUD	410	JPM	06/05/23	1	—
USD	106	JPY	14,310	CITI	06/05/23	4	—
USD	107	JPY	14,320	JPM	06/05/23	4	—
USD	209	CAD	280	GS	06/12/23	2	—
USD	209	EUR	190	GS	06/12/23	6	—
USD	214	JPY	28,930	CITI	06/23/23	5	—
USD	218	MXN	3,860	CITI	06/23/23	1	—
USD	105	MXN	1,860	CITI	06/26/23	1	—
USD	106	MXN	1,900	GS	06/30/23	—	(1)
USD	231	EUR	210	JPM	07/21/23	6	—
USD	23	GBP	18	CITI	07/21/23	—	— (1)
Total						$33	$(14)

Footnote Legend:
(1)	Amount is less than $500 (not in thousands).

Centrally cleared credit default swaps - buy protection(1) outstanding as of May 31, 2023 were as follows:
Reference Entity	Payment Frequency	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.EM.S39	Quarterly	1.000%	06/20/28	$(4,400)	$ 267	$ 269	$—	$ (2)
CDX.NA.HY.S40	Quarterly	5.000%	06/20/28	(6,350)	(132)	(64)	—	(68)
Total					$ 135	$ 205	$—	$ (70)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
See Notes to Financial Statements

Stone Harbor Strategic Income Fund
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 192	$ —	$ 192
Corporate Bonds and Notes	6,582	—	6,582
Mortgage-Backed Securities	3,390	—	3,390
U.S. Government Securities	2,810	—	2,810
Affiliated Mutual Funds	26,101	26,101	—
Other Financial Instruments:
Futures Contracts	33	33	—
Forward Foreign Currency Exchange Contracts	33	—	33
Centrally Cleared Credit Default Swaps	135	—	135
Total Assets	39,276	26,134	13,142
Liabilities:
Other Financial Instruments:
Futures Contracts	(20)	(20)	—
Forward Foreign Currency Exchange Contracts	(14)	—	(14)
Total Liabilities	(34)	(20)	(14)
Total Investments	$39,242	$26,114	$13,128
There were no securities valued using significant unobservable inputs (Level 3) at May 31, 2023.
There were no transfers into or out of Level 3 related to securities held at May 31, 2023.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES May 31, 2023
(Reported in thousands except shares and per share amounts)
	Stone Harbor Emerging Markets Bond Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Income Fund
Assets
Investment in securities at value(1)	$ 7,463	$ —	$ 385,182
Investment in affiliates at value(2)	—	2,338	10,564
Foreign currency at value(3)	—	—	43
Cash	301	84	16,116
Cash pledged as collateral for swap contracts	—	—	2,070
Unrealized appreciation on forward foreign currency exchange contracts	—	—	968
Receivables
Investment securities sold	—	—	5,944
Fund shares sold	—	—	1,026
Dividends and interest	112	— (a)	6,531
Receivable from adviser	2	—	—
Tax reclaims	— (a)	—	19
Prepaid Trustees’ retainer	— (a)	— (a)	7
Prepaid expenses	6	10	15
Other assets	1	— (a)	48
Total assets	7,885	2,432	428,533
Liabilities
Over-the-counter swaps at value(4)	—	—	1,915
Unrealized depreciation on forward foreign currency exchange contracts	—	—	18
Payables
Investment securities purchased	41	—	11,652
Investment advisory fees	—	19	229
Distribution and service fees	— (a)	— (a)	— (a)
Administration and accounting fees	1	1	36
Transfer agent and sub-transfer agent fees and expenses	—	—	18
Professional fees	34	20	38
Trustee deferred compensation plan	1	— (a)	48
Interest expense and/or commitment fees	—	—	— (a)
Other accrued expenses	6	—	54
Total liabilities	83	40	14,008
Net Assets	$ 7,802	$ 2,392	$ 414,525
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 13,216	$ 11,028	$ 939,636
Accumulated earnings (loss)	(5,414)	(8,636)	(525,111)
Net Assets	$ 7,802	$ 2,392	$ 414,525
Net Assets:
Class A	$ 96	$ 85	$ 88
Class I	$ 7,706	$ 2,307	$ 414,437
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	12,584	12,887	12,768
Class I	1,010,494	349,390	59,934,165
Net Asset Value and Redemption Price Per Share:*
Class A	$ 7.61	$ 6.60	$ 6.90
Class I	$ 7.63	$ 6.60	$ 6.91
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2023
(Reported in thousands except shares and per share amounts)
	Stone Harbor Emerging Markets Bond Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Income Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 7.91	$ 6.86	$ 7.17
Maximum Sales Charge - Class A	3.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 8,170	$ —	$ 471,541
(2) Investment in affiliates at cost	$ —	$ 2,285	$ 11,049
(3) Foreign currency at cost	$ —	$ —	$ 43
(4) Includes premiums paid (received) on swaps	$ —	$ —	$ (2,285)

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2023
(Reported in thousands except shares and per share amounts)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Assets
Investment in securities at value(1)	$ 82,997	$ 13,002	$ 12,974
Investment in affiliates at value(2)	—	—	26,101
Foreign currency at value(3)	—	244	385
Cash	395	79	4,493
Due from broker	—	—	23
Cash pledged as collateral for futures contracts	—	—	342
Cash pledged as collateral for swap contracts	—	—	530
Variation margin receivable on cleared swaps	—	—	16
Unrealized appreciation on forward foreign currency exchange contracts	—	35	33
Receivables
Investment securities sold	—	2,599	—
Dividends and interest	1,487	343	101
Receivable from adviser	—	—	3
Tax reclaims	—	17	1
Prepaid Trustees’ retainer	1	— (a)	1
Prepaid expenses	8	6	11
Other assets	10	2	5
Total assets	84,898	16,327	45,019
Liabilities
Variation margin payable on futures contracts	—	—	43
Unrealized depreciation on forward foreign currency exchange contracts	—	94	14
Payables
Investment securities purchased	—	711	2,592
Investment advisory fees	28	30	—
Distribution and service fees	— (a)	— (a)	— (a)
Administration and accounting fees	8	2	4
Transfer agent and sub-transfer agent fees and expenses	2	—	1
Professional fees	39	36	34
Trustee deferred compensation plan	10	2	5
Other accrued expenses	16	13	12
Total liabilities	103	888	2,705
Net Assets	$ 84,795	$ 15,439	$ 42,314
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 122,989	$ 215,879	$ 48,967
Accumulated earnings (loss)	(38,194)	(200,440)	(6,653)
Net Assets	$ 84,795	$ 15,439	$ 42,314
Net Assets:
Class A	$ 155	$ 100	$ 99
Class I	$ 84,640	$ 15,339	$ 42,215
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	22,365	12,970	11,979
Class I	12,155,604	1,986,590	5,097,102
Net Asset Value and Redemption Price Per Share:*
Class A	$ 6.95	$ 7.69	$ 8.29
Class I	$ 6.96	$ 7.72	$ 8.28
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2023
(Reported in thousands except shares and per share amounts)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 7.22	$ 7.99	$ 8.61
Maximum Sales Charge - Class A	3.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 92,957	$ 15,079	$ 13,875
(2) Investment in affiliates at cost	$ —	$ —	$ 30,300
(3) Foreign currency at cost	$ —	$ 243	$ 387

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS YEAR ENDED May 31, 2023
($ reported in thousands)
	Stone Harbor Emerging Markets Bond Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Income Fund
Investment Income
Dividends	$ 11	$ 3	$ 770
Dividends from affiliates	—	132	195
Interest	474	—	39,177
Foreign taxes withheld	(5)	—	(149)
Total investment income	480	135	39,993
Expenses
Investment advisory fees	61	31	2,998
Distribution and service fees, Class A	— (1)	— (1)	— (1)
Administration and accounting fees	6	12	461
Transfer agent fees and expenses	2	— (1)	199
Sub-transfer agent fees and expenses, Class I	19	2	94
Custodian fees	1	4	—
Printing fees and expenses	—	—	68
Professional fees	18	5	90
Interest expense and/or commitment fees	—	— (1)	—
Registration fees	31	27	34
Trustees’ fees and expenses	— (1)	—	38
Miscellaneous expenses	19	7	133
Total expenses	157	88	4,115
Less net expenses reimbursed and/or waived by investment adviser(2)	(86)	(87)	(456)
Net expenses	71	1	3,659
Net investment income (loss)	409	134	36,334
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(282)	(2)	(155,554)
Investments in affiliates	—	(1,000)	—
Foreign currency transactions	—	—	(4,122)
Foreign capital gains tax	—	—	— (1)
Forward foreign currency exchange contracts	—	(1)	940
Swaps	—	—	1,731
Net change in unrealized appreciation (depreciation) on:
Investments	(59)	—	97,046
Investments in affiliates	—	223	232
Foreign currency transactions	—	—	36
Forward foreign currency exchange contracts	—	(4)	1,182
Swaps	—	—	226
Net realized and unrealized gain (loss) on investments	(341)	(784)	(58,283)
Net increase (decrease) in net assets resulting from operations	$ 68	$ (650)	$ (21,949)

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED May 31, 2023
($ reported in thousands)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Investment Income
Dividends	$ 49	$ 28	$ 151
Dividends from affiliates	—	—	1,435
Interest	6,513	2,242	374
Foreign taxes withheld	—	(27)	(1)
Total investment income	6,562	2,243	1,959
Expenses
Investment advisory fees	490	229	219
Distribution and service fees, Class A	— (1)	— (1)	— (1)
Administration and accounting fees	98	26	35
Transfer agent fees and expenses	38	10	14
Sub-transfer agent fees and expenses, Class I	5	21	2
Custodian fees	3	(32)	—
Printing fees and expenses	12	2	3
Professional fees	31	29	20
Interest expense and/or commitment fees	—	3	— (1)
Registration fees	29	29	33
Trustees’ fees and expenses	6	3	2
Miscellaneous expenses	30	8	34
Total expenses	742	328	362
Less net expenses reimbursed and/or waived by investment adviser(2)	(100)	(27)	(247)
Net expenses	642	301	115
Net investment income (loss)	5,920	1,942	1,844
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(4,391)	(10,570)	(471)
Investments in affiliates	—	—	(213)
Foreign currency transactions	—	(11,058)	17
Foreign capital gains tax	—	(51)	—
Forward foreign currency exchange contracts	—	(354)	67
Futures	—	—	868
Swaps	—	—	(91)
Payment by affiliates(3)	1	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,189)	16,628	(254)
Investments in affiliates	—	—	(1,206)
Foreign currency transactions	—	(12)	(2)
Forward foreign currency exchange contracts	—	(43)	(1)
Futures	—	—	(1)
Swaps	—	—	(101)
Net realized and unrealized gain (loss) on investments	(5,579)	(5,460)	(1,388)
Net increase (decrease) in net assets resulting from operations	$ 341	$ (3,518)	$ 456

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Stone Harbor Emerging Markets Bond Fund		Stone Harbor Emerging Markets Debt Allocation Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 409	$ 308	$ 134	$ 390
Net realized gain (loss)	(282)	(135)	(1,003)	(269)
Net change in unrealized appreciation (depreciation)	(59)	(922)	219	(3,138)
Increase (decrease) in net assets resulting from operations	68	(749)	(650)	(3,017)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	(4)	(1)	(11)	—
Class I	(312)	(317)	(219)	(433)
Total dividends and distributions to shareholders	(316)	(318)	(230)	(433)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	3	100	—	100
Class I	989	1,331	(4,976)	(7,209)
Increase (decrease) in net assets from capital transactions	992	1,431	(4,976)	(7,109)
Net increase (decrease) in net assets	744	364	(5,856)	(10,559)
Net Assets
Beginning of period	7,058	6,694	8,248	18,807
End of Period	$ 7,802	$ 7,058	$ 2,392	$ 8,248

*	Inception date April 11, 2022.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Emerging Markets Debt Income Fund		Stone Harbor High Yield Bond Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 36,334	$ 59,896	$ 5,920	$ 4,753
Net realized gain (loss)	(157,005)	(78,244)	(4,391)	(585)
Payment by affiliates(1)	—	—	1	—
Net change in unrealized appreciation (depreciation)	98,722	(176,170)	(1,189)	(10,600)
Increase (decrease) in net assets resulting from operations	(21,949)	(194,518)	341	(6,432)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	(7)	(1)	(6)	(1)
Class I	(40,443)	(60,380)	(4,729)	(4,960)
Total dividends and distributions to shareholders	(40,450)	(60,381)	(4,735)	(4,961)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	2	100	61	100
Class I	(254,202)	(410,972)	(12,657)	15,153
Increase (decrease) in net assets from capital transactions	(254,200)	(410,872)	(12,596)	15,253
Net increase (decrease) in net assets	(316,599)	(665,771)	(16,990)	3,860
Net Assets
Beginning of period	731,124	1,396,895	101,785	97,925
End of Period	$ 414,525	$ 731,124	$ 84,795	$ 101,785

*	Inception date April 11, 2022.
(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Local Markets Fund		Stone Harbor Strategic Income Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,942	$ 5,572	$ 1,844	$ 945
Net realized gain (loss)	(22,033)	(6,926)	177	398
Net change in unrealized appreciation (depreciation)	16,573	(17,252)	(1,565)	(3,500)
Increase (decrease) in net assets resulting from operations	(3,518)	(18,606)	456	(2,157)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	—	—	(5)	(—) (1)
Class I	—	—	(2,245)	(800)
Total dividends and distributions to shareholders	—	—	(2,250)	(800)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	—	100	6	100
Class I	(58,145)	(65,384)	5,495	9,914
Increase (decrease) in net assets from capital transactions	(58,145)	(65,284)	5,501	10,014
Net increase (decrease) in net assets	(61,663)	(83,890)	3,707	7,057
Net Assets
Beginning of period	77,102	160,992	38,607	31,550
End of Period	$ 15,439	$ 77,102	$ 42,314	$ 38,607

*	Inception date April 11, 2022.
(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Stone Harbor Emerging Markets Bond Fund
Class A
6/1/22 to 5/31/23	$7.89	0.41	(0.36)	0.05	(0.33)	(0.33)	—	(0.28)	$7.61	0.71%	$ 96	1.25% (6)	2.25%	5.49%	31%
4/11/22 (7) to 5/31/22	8.16	0.05	(0.22)	(0.17)	(0.10)	(0.10)	—	(0.27)	7.89	(2.10)	97	1.27 (8)	3.15	4.50	14 (9)
Class I
6/1/22 to 5/31/23	$7.91	0.43	(0.37)	0.06	(0.34)	(0.34)	—	(0.28)	$7.63	0.91%	$ 7,706	1.00% (6)	2.21%	5.75%	31%
6/1/21 to 5/31/22	9.25	0.40	(1.33)	(0.93)	(0.41)	(0.41)	—	(1.34)	7.91	(10.40)	6,961	1.02 (8)	3.21	4.49	14
6/1/20 to 5/31/21	8.17	0.45	1.10	1.55	(0.47)	(0.47)	—	1.08	9.25	19.25	6,694	1.01 (10)	3.46	4.99	55
6/1/19 to 5/31/20	8.82	0.42	(0.64)	(0.22)	(0.43)	(0.43)	—	(0.65)	8.17	(2.71)	5,666	1.01 (10)	1.95	4.68	168
6/1/18 to 5/31/19	8.80	0.45	0.03	0.48	(0.46)	(0.46)	—	0.02	8.82	5.71	13,078	1.01 (10)	2.15	5.21	63

Stone Harbor Emerging Markets Debt Allocation Fund
Class A
6/1/22 to 5/31/23	$7.51	0.27	(0.32)	(0.05)	(0.86)	(0.86)	—	(0.91)	$6.60	(0.41) %	$ 85	0.25% (6)	2.30%	3.95%	48%
4/11/22 (7) to 5/31/22	7.76	0.02	(0.27)	(0.25)	—	—	—	(0.25)	7.51	(3.22)	97	0.26	2.14	2.12	12 (9)
Class I
6/1/22 to 5/31/23	$7.51	0.21	(0.25)	(0.04)	(0.87)	(0.87)	—	(0.91)	$6.60	(0.30) %	$ 2,307	0.02% (6)	2.00%	3.03%	48%
6/1/21 to 5/31/22	9.32	0.21	(1.80)	(1.59)	(0.22)	(0.22)	—	(1.81)	7.51	(17.38)	8,151	—	1.48	2.37	12
6/1/20 to 5/31/21	8.61	0.20	0.86	1.06	(0.35)	(0.35)	—	0.71	9.32	12.26	18,807	0.02	1.32	2.13	29
6/1/19 to 5/31/20	8.95	0.27	(0.36)	(0.09)	(0.25)	(0.25)	—	(0.34)	8.61	(1.21)	31,267	0.03	1.22	2.98	21
6/1/18 to 5/31/19	9.25	0.33	(0.33)	—	(0.30)	(0.30)	—	(0.30)	8.95	0.20	28,213	0.05	1.21	3.70	38

Stone Harbor Emerging Markets Debt Income Fund
Class A
6/1/22 to 5/31/23	$7.63	0.49	(0.65)	(0.16)	(0.57)	(0.57)	—	(0.73)	$6.90	(1.96) %	$ 88	1.01% (6)	1.10%	7.04%	131%
4/11/22 (7) to 5/31/22	8.06	0.06	(0.38)	(0.32)	(0.11)	(0.11)	—	(0.43)	7.63	(3.93)	95	1.02 (10)	1.10	6.09	104 (9)
Class I
6/1/22 to 5/31/23	$7.63	0.51	(0.65)	(0.14)	(0.58)	(0.58)	—	(0.72)	$6.91	(1.64) %	$ 414,437	0.73% (6)	0.82%	7.27%	131%
6/1/21 to 5/31/22	9.82	0.46	(2.18)	(1.72)	(0.47)	(0.47)	—	(2.19)	7.63	(18.08)	731,029	0.74 (10)	0.75	4.96	104
6/1/20 to 5/31/21	8.92	0.51	0.85	1.36	(0.46)	(0.46)	—	0.90	9.82	15.31	1,396,895	0.73 (10)	0.73	5.18	106
6/1/19 to 5/31/20	9.73	0.47	(0.74)	(0.27)	(0.54)	(0.54)	—	(0.81)	8.92	(3.02)	1,094,713	0.72 (10)	0.72	4.89	118
6/1/18 to 5/31/19	9.99	0.56	(0.21)	0.35	(0.61)	(0.61)	—	(0.26)	9.73	3.82	1,212,774	0.71 (10)	0.71	5.81	104

Stone Harbor High Yield Bond Fund
Class A
6/1/22 to 5/31/23	$7.28	0.41	(0.42)	(0.01)	(0.32)	(0.32)	— (11)(12)	(0.33)	$6.95	(0.04) %	$ 155	0.90%	1.04%	5.85%	37%
4/11/22 (7) to 5/31/22	7.48	0.04	(0.15)	(0.11)	(0.09)	(0.09)	—	(0.20)	7.28	(1.38)	97	0.92 (10)	1.12	4.12	55 (9)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Stone Harbor High Yield Bond Fund (Continued)
Class I
6/1/22 to 5/31/23	$7.28	0.42	(0.41)	0.01	(0.33)	(0.33)	— (11)(12)	(0.32)	$6.96	0.27%	$ 84,640	0.65% (6)	0.76%	6.04%	37%
6/1/21 to 5/31/22	8.14	0.37	(0.85)	(0.48)	(0.38)	(0.38)	—	(0.86)	7.28	(6.11)	101,688	0.67 (10)	0.80	4.61	55
6/1/20 to 5/31/21	7.53	0.38	0.60	0.98	(0.37)	(0.37)	—	0.61	8.14	13.19	97,925	0.66 (10)	0.88	4.76	94
6/1/19 to 5/31/20	7.88	0.42	(0.34)	0.08	(0.43)	(0.43)	—	(0.35)	7.53	0.96	65,454	0.66 (10)	0.88	5.36	57
6/1/18 to 5/31/19	7.91	0.43	(0.02)	0.41	(0.44)	(0.44)	—	(0.03)	7.88	5.36	88,562	0.66 (10)	0.84	5.51	54

Stone Harbor Local Markets Fund
Class A
6/1/22 to 5/31/23	$7.51	0.47	(0.29)	0.18	—	—	—	0.18	$7.69	2.40%	$ 100	1.19% (6)(10)	1.26%	6.35%	112%
4/11/22 (7) to 5/31/22	7.71	0.05	(0.25)	(0.20)	—	—	—	(0.20)	7.51	(2.59)	97	1.27 (10)	1.53	5.24	67 (9)
Class I
6/1/22 to 5/31/23	$7.51	0.47	(0.26)	0.21	—	—	—	0.21	$7.72	2.80%	$ 15,339	0.99% (6)(10)	1.08%	6.35%	112%
6/1/21 to 5/31/22	9.03	0.41	(1.93)	(1.52)	—	—	—	(1.52)	7.51	(16.83)	77,005	1.01 (10)	1.14	4.87	67
6/1/20 to 5/31/21	8.34	0.40	0.29	0.69	—	—	—	0.69	9.03	8.27	160,992	1.01 (10)	1.04	4.60	95
6/1/19 to 5/31/20	8.30	0.47	(0.42)	0.05	(0.01)	(0.01)	—	0.04	8.34	0.59	329,596	0.96 (10)	0.96	5.53	103
6/1/18 to 5/31/19	8.64	0.51	(0.74)	(0.23)	(0.11)	(0.11)	—	(0.34)	8.30	(2.60)	719,558	0.90 (10)	0.90	6.28	101

Stone Harbor Strategic Income Fund
Class A
6/1/22 to 5/31/23	$8.68	0.36	(0.31)	0.05	(0.44)	(0.44)	—	(0.39)	$8.29	0.71%	$ 99	0.54%	1.21%	4.33%	99%
4/11/22 (7) to 5/31/22	8.89	0.06	(0.24)	(0.18)	(0.03)	(0.03)	—	(0.21)	8.68	(1.98)	98	0.51	1.35	5.04	120 (9)
Class I
6/1/22 to 5/31/23	$8.69	0.39	(0.33)	0.06	(0.47)	(0.47)	—	(0.41)	$8.28	0.86%	$ 42,215	0.29% (6)	0.91%	4.64%	99%
6/1/21 to 5/31/22	9.64	0.28	(0.99)	(0.71)	(0.24)	(0.24)	—	(0.95)	8.69	(7.49)	38,509	0.24	1.13	3.01	120
6/1/20 to 5/31/21	9.13	0.37	0.54	0.91	(0.40)	(0.40)	—	0.51	9.64	10.05	31,550	0.07	1.13	3.84	13
6/1/19 to 5/31/20	9.58	0.38	(0.54)	(0.16)	(0.29)	(0.29)	—	(0.45)	9.13	(1.75)	30,622	0.08	1.12	3.99	7
6/1/18 to 5/31/19	9.64	0.37	(0.04)	0.33	(0.39)	(0.39)	—	(0.06)	9.58	3.58	32,489	0.06	1.09	3.94	8

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Inception date.
(8)	Includes borrowing costs of 0.02% to average net assets.
(9)	Portfolio turnover is representative of the Fund for the entire period.
(10)	Includes borrowing costs of 0.01% to average net assets.
(11)	See Note 4G in Notes to Financial Statements.
(12)	Amount is less than $0.005 per share.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 2023
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 26 funds of the Trust are offered for sale, of which 6 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Before each Fund identified below commenced operations, on April 8, 2022, all of the property, assets and liabilities of the corresponding fund identified as its respective predecessor fund, each of which was formerly a series of Stone Harbor Investment Funds, a Massachusetts business trust (each, a “Predecessor Fund”), were transferred to each respective Fund shown below in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “Stone Harbor Reorganization”) among the Trust, on behalf of the Funds, Stone Harbor Investment Funds, on behalf of the Predecessor Funds, Stone Harbor Investment Partners, LLC and Virtus Alternative Investment Advisers, Inc.. As a result of each Stone Harbor Reorganization, each Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Prior to the Stone Harbor Reorganizations, the Funds did not have any assets or liabilities. Financial information for each Fund included for the dates prior to the Stone Harbor Reorganizations is that of such Fund’s Predecessor Fund.
Predecessor Fund	Fund
Stone Harbor Emerging Markets Corporate Debt Fund	Virtus Stone Harbor Emerging Markets Bond Fund
Stone Harbor Emerging Markets Debt Allocation Fund	Virtus Stone Harbor Emerging Markets Debt Allocation Fund
Stone Harbor Emerging Markets Debt Fund	Virtus Stone Harbor Emerging Markets Debt Income Fund
Stone Harbor High Yield Bond Fund	Virtus Stone Harbor High Yield Bond Fund
Stone Harbor Local Markets Fund	Virtus Stone Harbor Local Markets Fund
Stone Harbor Strategic Income Fund	Virtus Stone Harbor Strategic Income Fund
All of the Funds offer Class A shares and Class I shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. No front-end sales load is applied to purchases of $1,000,000 or more. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Class I shares are sold without a front-end sales charge or CDSC.
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
A.	Security Valuation
Trustees have designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADRs”), financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Investment Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation

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May 31, 2023
(depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Inflation-Indexed Bonds
Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
J.	Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables.

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
K.	U.S. Government Agencies or Government-Sponsored Enterprises
Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
L.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
M.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
N.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
O.	Credit Linked Notes
The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended May 31, 2023, the Stone Harbor Strategic Income Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. Cash deposited as margin is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts.”
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for forward foreign currency contracts.”
During the year ended May 31, 2023, the Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Income Fund, Stone Harbor Local Markets Fund and Stone Harbor Strategic Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk).
Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
C.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract “OTC swaps at value” for OTC swaps and as “Variation margin receivable on cleared swaps”. The value of the swap is reflected on the Statements of Assets and Liabilities as “Over-the-counter swaps at value” and as “Variation margin receivable/payable on cleared swaps” for

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
centrally cleared swaps. Swaps are marked-to-market daily and changes are recorded as “Net Change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended May 31, 2023, the Stone Harbor Emerging Markets Debt Income Fund and Stone Harbor Strategic Income Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at May 31, 2023:

Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Debt Income Fund	Stone Harbor Local Markets Fund
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$ 370	$ —
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	968	35
Total		$1,338	$ 35
Liability Derivatives
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ (18)	$(94)
Total		$ (18)	$(94)

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Statement Line Description	Primary Risk	Stone Harbor Strategic Income Fund
Asset Derivatives
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ 33
Variation margin payable on futures contracts(1)	Interest rate contracts	33
Total		$ 66
Liability Derivatives
Variation margin receivable on cleared swaps(1)	Credit contracts	$ (70)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(14)
Variation margin payable on futures contracts(1)	Interest rate contracts	(20)
Total		$(104)

(1)	Represents cumulative appreciation (depreciation) on futures contracts and swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statements of Assets and Liabilities for exchange-traded futures contracts and centrally cleared swap contracts. For OTC swap contracts, the value (including premiums) at May 31, 2023 is shown in the Statements of Assets and Liabilities.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended May 31, 2023:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Income Fund
Net Realized Gain (Loss) from
Swaps	Credit contracts	$ —	$1,731
Forward foreign currency exchange contracts	Foreign currency contracts	(1)	940
Total		$ (1)	$2,671
Net Change in Unrealized Appreciation (Depreciation) on
Swaps	Credit contracts	$ —	$ 226
Forward foreign currency exchange contracts	Foreign currency contracts	(4)	1,182
Total		$ (4)	$1,408

Statement Line Description	Primary Risk	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Net Realized Gain (Loss) from
Swaps	Credit contracts	$ —	$ (91)
Forward foreign currency exchange contracts	Foreign currency contracts	(354)	67
Futures	Interest rate contracts	—	868
Total		$ (354)	$ 844
Net Change in Unrealized Appreciation (Depreciation) on
Swaps	Credit contracts	$ —	$ (101)
Forward foreign currency exchange contracts	Foreign currency contracts	(43)	(1)
Futures	Interest rate contracts	—	(1)
Total		$ (43)	$ (103)

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the year ended May 31, 2023:
	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Income Fund
Futures Contracts - Long Positions	$ —	$ —
Futures Contracts - Short Positions	—	—
Forward Foreign Currency Exchange Purchase Contracts(2)	57	8,112
Forward Foreign Currency Exchange Sale Contracts(2)	22	50,126
Credit Default Swap Contracts - Buy Protection(2)	—	—
Credit Default Swap Contracts - Sell Protection(2)	—	21,102

	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Futures Contracts - Long Positions(1)	$ —	$ 4
Futures Contracts - Short Positions(1)	—	17
Forward Foreign Currency Exchange Purchase Contracts(2)	9,162	1,875
Forward Foreign Currency Exchange Sale Contracts(2)	6,126	1,635
Credit Default Swap Contracts - Buy Protection(2)	—	6,236
Credit Default Swap Contracts - Sell Protection(2)	—	1,203
(1) Average unrealized for the period.
(2) Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of May 31, 2023:

At May 31, 2023, the Funds’ derivative assets and liabilities (by type) are as follows:
	Stone Harbor Emerging Markets Debt Income Fund		Stone Harbor Local Markets Fund		Stone Harbor Strategic Income Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ —	$ —	$ —	$ —	$ 33	$ 20
Forward foreign currency exchange contracts	968	18	35	94	33	14
Centrally cleared swaps	—	—	—	—	—	70
OTC swaps	—	1,915	—	—	—	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$968	$1,933	$35	$94	$ 66	$104
Derivatives not subject to a MNA or similar agreement	—	—	—	—	(33)	(90)
Total assets and liabilities subject to a MNA	$968	$1,933	$35	$94	$ 33	$ 14

Stone Harbor Emerging Markets Debt Income Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Citigroup Global Markets	$ 32	$ —	$—	$—	$ 32
JPMorgan Chase Bank N.A	936	(18)	—	—	918
Total	$968	$(18)	$—	$—	$950

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Counterparty	Gross Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Barclays Bank	$1,915	$ —	$—	$(1,915)	$—
JPMorgan Chase Bank N.A	18	(18)	—	—	—
Total	$1,933	$(18)	$—	$(1,915)	$—

Stone Harbor Local Markets Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Citigroup Global Markets	$ 1	$ (1)	$—	$—	$—
Goldman Sachs & Co.	5	(5)	—	—	—
JPMorgan Chase Bank N.A	29	(29)	—	—	—
Total	$35	$(35)	$—	$—	$—

Counterparty	Gross Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Citigroup Global Markets	$ 4	$ (1)	$—	$—	$ 3
Goldman Sachs & Co.	34	(5)	—	—	29
JPMorgan Chase Bank N.A	56	(29)	—	—	27
Total	$94	$(35)	$—	$—	$59

Stone Harbor Strategic Income Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Citigroup Global Markets	$11	$ (7)	$—	$—	$ 4
Goldman Sachs & Co.	9	(2)	—	—	7
JPMorgan Chase Bank N.A.	13	(5)	—	—	8
Total	$33	$(14)	$—	$—	$19

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Counterparty	Gross Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Citigroup Global Markets	$ 7	$ (7)	$—	$—	$—
Goldman Sachs & Co.	2	(2)	—	—	—
JPMorgan Chase Bank N.A.	5	(5)	—	—	—
Total	$14	$(14)	$—	$—	$—
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
Stone Harbor Emerging Markets Bond Fund	0.85%
Stone Harbor Emerging Markets Debt Allocation Fund	0.70
Stone Harbor Emerging Markets Debt Income Fund	0.60
Stone Harbor High Yield Bond Fund	0.50
Stone Harbor Local Markets Fund	0.75
Stone Harbor Strategic Income Fund	0.55
During the year ended May 31, 2023, the Stone Harbor Emerging Markets Debt Income Fund invested a portion of its assets in Stone Harbor Emerging Markets Bond Fund and Stone Harbor Local Markets Fund; Stone Harbor Strategic Income Fund invested a portion of its assets in Stone Harbor Emerging Market Bond Fund, Stone Harbor Emerging Markets Debt Income Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund; and Stone Harbor Emerging Markets Debt Allocation Fund invested a portion of its assets in Stone Harbor Emerging Markets Debt Income Fund and Stone Harbor Local Markets Fund, each an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by each Fund on the assets invested in the Stone Harbor Emerging Markets Bond Fund, Stone Harbor Emerging Markets Debt Income Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund. For the year ended May 31, 2023, the waiver amounted to $37, $45 and $178 for Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Income Fund and Stone Harbor Strategic Income Fund, respectively. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser.”
B.	Subadviser
Stone Harbor Investment Partners (the “Subadviser”), a division of Virtus Fixed Income Advisers LLC (“VFIA”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds. The Subadviser manages the investments of the Funds, for which it is paid a fee by the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 7, 2024. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Fund	Class A	Institutional Class
Stone Harbor Emerging Markets Bond Fund	1.25%	1.00%
Stone Harbor Emerging Markets Debt Allocation Fund	1.10	0.85
Stone Harbor Emerging Markets Debt Income Fund	1.00	0.72
Stone Harbor High Yield Bond Fund	0.90	0.65
Stone Harbor Local Markets Fund	1.25	1.00
Stone Harbor Strategic Income Fund	0.95	0.70
The exclusions include front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses other than those of funds managed by the Funds’ subadviser, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending May 31:

	Expiration
Fund	2024	2025	2026	Total
Stone Harbor Emerging Markets Bond Fund
Class A	$ —	$ — (1)	$ 1	$ 1
Class I	148	150	85	383
Stone Harbor Emerging Markets Debt Allocation Fund
Class A	—	— (1)	1	1
Class I	352	239	51	642
Stone Harbor Emerging Markets Debt Income Fund
Class A	—	—	— (1)	— (1)
Class I	—	94	438	532
Stone Harbor High Yield Bond Fund
Class A	—	— (1)	— (1)	— (1)
Class I	175	136	100	411
Stone Harbor Local Markets Fund
Class A	—	—	— (1)	— (1)
Class I	38	147	59	244
Stone Harbor Strategic Income Fund
Class A	—	— (1)	— (1)	— (1)
Class I	325	258	69	652
(1)	Amount is less than $500 (not in thousands).
During the year ended May 31, 2023, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
Stone Harbor Emerging Markets Bond Fund	$— (1)	$ —	$ —(1)
Stone Harbor Emerging Markets Debt Allocation Fund	— (1)	2	2
Stone Harbor Emerging Markets Debt Income Fund	— (1)	27	27
Stone Harbor High Yield Bond Fund	— (1)	—	— (1)
Stone Harbor Local Markets Fund	— (1)	32	32
Stone Harbor Strategic Income Fund	— (1)	—	— (1)
(1)	Amount is less than $500 (not in thousands).
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended May 31, 2023, it retained net commissions of $—(1) for Class A shares.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan, at the annual rate of 0.25% of the average daily net assets of such Fund’s Class A shares. Class I shares are not subject to a 12b-1 plan.
Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
original shares purchased continues to apply.
(1)Amount is less than $500 (not in thousands).
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended May 31, 2023, the Funds incurred administration fees totaling $640 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended May 31, 2023, the Funds incurred transfer agent fees totaling $287 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payment from Affiliates
The Stone Harbor High Yield Bond Fund was reimbursed $1 by the Adviser for losses incurred due to a trade error during the year ended May 31, 2023.
H.	Affiliated Shareholders
At May 31, 2023, Virtus and its affiliates held shares of the following Funds, which may be redeemed at any time, that aggregated to the following:

	Shares	Aggregate Net Asset Value
Stone Harbor Emerging Markets Bond Fund
Class A	12,255	$ 93
Class I	885,204	6,754
Stone Harbor Local Markets Fund
Class A	12,970	100
Class I	1,140,455	8,804
I.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended May 31, 2023, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this Note. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Funds’ total long-term and short-term purchases and sales of the respective shares of the affiliated investments during the year ended May 31, 2023, is as follows:

	Value, beginning of period	Purchases (1)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Emerging Markets Debt Allocation Fund
Affiliated Mutual Funds—97.7%(2)
Virtus Stone Harbor Emerging Markets Debt Income Fund Class I(3)	$3,976	$1,417	$3,694	$ (918)	$ 350	$1,131	163,738	$132	$—
Virtus Stone Harbor Local Markets Fund Class I(3),(4)	3,980	764	3,328	(82)	(127)	1,207	156,350	—	—
Total	$7,956	$2,181	$7,022	$(1,000)	$ 223	$2,338		$132	$—

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
	Value, beginning of period	Purchases (1)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Emerging Markets Debt Income Fund
Affiliated Mutual Funds—2.5%(5)
Virtus Stone Harbor Emerging Markets Bond Fund Class I(3)	$4,437	$ 195	$—	$—	$(154)	$ 4,478	586,841	$195	$—
Virtus Stone Harbor Local Markets Fund Class I(3),(4)	—	5,700	—	—	386	6,086	788,382	—	—
Total	$4,437	$5,895	$—	$—	$ 232	$10,564		$195	$—

	Value, beginning of period	Purchases (1)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Strategic Income Fund
Affiliated Mutual Funds—61.7%(6)
Virtus Stone Harbor Emerging Markets Bond Fund Class I(3)	$ 1,902	$ 250	$ 1	$ (—)(7)	$ (60)	$ 2,091	274,049	$ 87	$—
Virtus Stone Harbor Emerging Markets Debt Income Fund Class I(3)	8,606	2,461	6	(3)	(847)	10,211	1,477,616	782	—
Virtus Stone Harbor High Yield Bond Fund Class I(3)	11,666	1,550	7	(3)	(504)	12,702	1,825,010	566	—
Virtus Stone Harbor Local Markets Fund Class I(3),(4)	1,876	83	860	(207)	205	1,097	142,118	—	—
Total	$24,050	$4,344	$874	$(213)	$(1,206)	$26,101		$1,435	$—
Footnote Legend:
(1)	Includes reinvested dividends from income and capital gain distributions.
(2)	The Stone Harbor Emerging Markets Debt Allocation Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At May 31, 2023, the Fund was the owner of record of less than 10% of all affiliated underlying funds.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Non-income producing.
(5)	The Stone Harbor Emerging Markets Debt Income Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At May 31, 2023, the Fund was the owner of record of 57% of the Virtus Stone Harbor Emerging Markets Bond Fund Class I and the owner of record of 39% of the Virtus Stone Harbor Local Markets Fund Class I.
(6)	The Stone Harbor Strategic Income Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At May 31, 2023, the Fund was the owner of record of 27% of the Virtus Stone Harbor Emerging Markets Bond Fund, the owner of record of 15% of the Virtus Stone Harbor High Yield Bond Fund Class I and the owner of record of less than 10% of all other affiliated underlying funds.
(7)	Amount is less than $500 (not in thousands).
J.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at May 31, 2023.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, forward currency contracts, and short-term securities) during the year ended May 31, 2023, were as follows:
	Purchases	Sales
Stone Harbor Emerging Markets Bond Fund	$ 2,977	$ 2,067
Stone Harbor Emerging Markets Debt Allocation Fund	2,181	7,021
Stone Harbor Emerging Markets Debt Income Fund	600,072	847,693
Stone Harbor High Yield Bond Fund	35,558	45,539
Stone Harbor Local Markets Fund	31,218	84,205
Stone Harbor Strategic Income Fund	9,284	4,488
Purchases and sales of long-term U.S. government and agency securities during the year ended May 31, 2023, were as follows:
	Purchases	Sales
Stone Harbor Emerging Markets Debt Income Fund	$20,996	$20,187
Stone Harbor Strategic Income Fund	31,984	31,843
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Stone Harbor Emerging Markets Bond Fund				Stone Harbor Emerging Markets Debt Allocation Fund
	Year Ended May 31, 2023		Year Ended May 31, 2022		Year Ended May 31, 2023		Year Ended May 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold and cross class conversions	— (1)	$ 3	12	$ 100	—	$ —	13	$ 100
Reinvestment of distributions	— (1)	— (2)	—	—	—	—	—	—
Net Increase / (Decrease)	— (1)	$ 3	12	$ 100	—	$ —	13	$ 100
Class I
Shares sold and cross class conversions	89	$ 681	614	$ 5,564	225	$ 1,557	108	$ 922
Reinvestment of distributions	41	312	36	317	24	158	50	433
Shares repurchased and cross class conversions	(—) (1)	(4)	(494)	(4,550)	(986)	(6,691)	(1,090)	(8,564)
Net Increase / (Decrease)	130	$ 989	156	$ 1,331	(737)	$ (4,976)	(932)	$ (7,209)

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
	Stone Harbor Emerging Markets Debt Income Fund				Stone Harbor High Yield Bond Fund
	Year Ended May 31, 2023		Year Ended May 31, 2022		Year Ended May 31, 2023		Year Ended May 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold and cross class conversions	— (1)	$ 2	12	$ 100	10	$ 67	13	$ 100
Reinvestment of distributions	— (1)	— (2)	—	—	— (1)	2	—	—
Shares repurchased and cross class conversions	—	—	—	—	(1)	(8)	—	—
Net Increase / (Decrease)	— (1)	$ 2	12	$ 100	9	$ 61	13	$ 100
Class I
Shares sold and cross class conversions	16,016	$ 113,172	34,545	$ 322,559	165	$ 1,144	1,568	$ 12,265
Reinvestment of distributions	4,966	34,660	6,078	55,072	680	4,729	638	4,960
Shares repurchased and cross class conversions	(56,826)	(402,034)	(87,070)	(788,603)	(2,654)	(18,530)	(264)	(2,072)
Net Increase / (Decrease)	(35,844)	$ (254,202)	(46,447)	$ (410,972)	(1,809)	$ (12,657)	1,942	$ 15,153

	Stone Harbor Local Markets Fund				Stone Harbor Strategic Income Fund
	Year Ended May 31, 2023		Year Ended May 31, 2022		Year Ended May 31, 2023		Year Ended May 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold and cross class conversions	—	$ —	13	$ 100	4	$ 30	11	$ 100
Reinvestment of distributions	—	—	—	—	— (1)	— (2)	—	—
Shares repurchased and cross class conversions	—	—	—	—	(3)	(24)	—	—
Net Increase / (Decrease)	—	$ —	13	$ 100	1	$ 6	11	$ 100
Class I
Shares sold and cross class conversions	956	$ 6,962	220	$ 1,778	393	$ 3,251	1,075	$ 9,115
Reinvestment of distributions	—	—	—	—	272	2,245	86	799
Shares repurchased and cross class conversions	(9,220)	(65,107)	(7,801)	(67,162)	(—) (1)	(1)	—	—
Net Increase / (Decrease)	(8,264)	$ (58,145)	(7,581)	$ (65,384)	665	$ 5,495	1,161	$ 9,914
*	Inception date April 11, 2022.
(1)	Amount is less than 500 shares (not in thousands).
(2)	Amount is less than $500 (not in thousands).
Note 7. 10% Shareholders
As of May 31, 2023, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Stone Harbor Emerging Markets Bond Fund	84%	2 *
Stone Harbor Emerging Markets Debt Allocation Fund	93	3 *
Stone Harbor Emerging Markets Debt Income Fund	28	2
Stone Harbor High Yield Bond Fund	89	3 *
Stone Harbor Local Markets Fund	75	3 *

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
	% of Shares Outstanding	Number of Accounts
Stone Harbor Strategic Income Fund	82%	1
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of a Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of a Fund’s assets. The securities of a Fund may be deemed to have a zero value. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that a Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2023, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
On April 11, 2022, the Funds were added to a $250,000 unsecured line of credit (“Credit Agreement”) with certain other affiliated funds. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. The Credit Agreement had a term of 364 days and was renewed March 9, 2023 and May 9, 2023 for a period up to May 9, 2023 and July 7, 2023, respectively. Subsequent to the reporting period, the Credit Agreement was renewed for a term of 364 days for a period up to July 6, 2024. Interest is charged at the higher of the SOFR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended May 31, 2023, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Fund had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Borrowing	Weighted Average Interest Rate	Days Outstanding
Stone Harbor Local Markets Fund	$3	$1,250	3.36%	24
Note 12. Federal Income Tax Information
($ reported in thousands)
At May 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stone Harbor Emerging Markets Bond Fund	$ 8,180	$ 40	$ (757)	$ (717)
Stone Harbor Emerging Markets Debt Allocation Fund	2,441	76	(179)	(103)
Stone Harbor Emerging Markets Debt Income Fund	501,247	4,872	(109,052)	(104,180)
Stone Harbor High Yield Bond Fund	93,350	440	(10,793)	(10,353)
Stone Harbor Local Markets Fund	15,756	482	(3,296)	(2,814)
Stone Harbor Strategic Income Fund	44,584	27	(5,574)	(5,547)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended May 31, 2023, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Bond Fund	$ 1,721	$ 2,959
Stone Harbor Emerging Markets Debt Allocation Fund	612	7,104
Stone Harbor Emerging Markets Debt Income Fund	186,618	194,399

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Fund	Short-Term	Long-Term
Stone Harbor High Yield Bond Fund	$ 1,354	$ 26,065
Stone Harbor Local Markets Fund	120,699	73,868
Stone Harbor Strategic Income Fund	336	774
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Stone Harbor Emerging Markets Bond Fund	$ 116	$ —	$ 132	$ 4,680
Stone Harbor Emerging Markets Debt Allocation Fund	—	—	816	7,716
Stone Harbor Emerging Markets Debt Income Fund	12,094	—	51,949	381,017
Stone Harbor High Yield Bond Fund	1,524	—	1,935	27,419
Stone Harbor Local Markets Fund	—	2,360	697	194,567
Stone Harbor Strategic Income Fund	175	—	166	1,110
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended May 31, 2023 and 2022 was as follows:
	Ordinary Income	Total
Stone Harbor Emerging Markets Bond Fund
5/31/23	$ 316	$ 316
5/31/22	318	318
Stone Harbor Emerging Markets Debt Allocation Fund
5/31/23	230	230
5/31/22	433	433
Stone Harbor Emerging Markets Debt Income Fund
5/31/23	40,450	40,450
5/31/22	60,381	60,381
Stone Harbor High Yield Bond Fund
5/31/23	4,735	4,735
5/31/22	4,961	4,961
Stone Harbor Strategic Income Fund
5/31/23	2,250	2,250
5/31/22	800	800
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023
Note 15. New Regulatory Pronouncement
In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Stone Harbor Emerging Markets Bond Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund, Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Local Markets Fund, and Virtus Stone Harbor Strategic Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Stone Harbor Emerging Markets Bond Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund, Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Local Markets Fund, and Virtus Stone Harbor Strategic Income Fund (six of the funds constituting Virtus Opportunities Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2023, the related statements of operations and of changes in net assets for the year ended May 31, 2023, including the related notes,and the financial highlights for the year ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds, as of and for the year ended May 31, 2022 and the financial highlights for each of the periods ended on or prior to May 31, 2022 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 26, 2022 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent, agent bank and brokers;when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, PA
July 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds’ since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE (Unaudited)
May 31, 2023
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Funds will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended May 31, 2023, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Stone Harbor Emerging Markets Bond Fund	0.00%	0.00%	$ 0
Stone Harbor Emerging Markets Debt Allocation Fund	0.00	0.00	0
Stone Harbor Emerging Markets Debt Income Fund	0.00	0.00	0
Stone Harbor High Yield Bond Fund	0.00	0.00	0
Stone Harbor Local Markets Fund	0.00	0.00	0
Stone Harbor Strategic Income Fund	0.00	0.00	0

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 22-24, 2023, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2022 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 108 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 105 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 105 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2022 105 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2017 98 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 98 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 105 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1999 108 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 108 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 105 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since May 2023) and Advisory Board Member (2022 to May 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zion, Brian T. YOB: 1952 Served Since: 2020 105 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 111 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officers positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm Jennifer YOB: 1973	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017); and Assistant Secretary (2008 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Griswold, Heidi YOB: 1973	Vice President (since 2016).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2013); Assistant Treasurer (2009 to 2013).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2009 to 2018).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2016).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Virtus Stone Harbor Emerging Markets Debt Allocation Fund and
Virtus Stone Harbor Strategic Income Fund (each a “Fund” and together the “Funds”), each a series of Virtus Opportunities Trust (Unaudited)
Supplement dated February 1, 2023, to the Funds’ Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus pertaining to the Funds, dated September 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective January 30, 2023, Virtus Stone Harbor Emerging Markets Debt Fund’s name changed to Virtus Stone Harbor Emerging Markets Debt Income Fund and Virtus Stone Harbor Emerging Markets Corporate Debt Fund’s the name changed to Virtus Stone Harbor Emerging Markets Bond Fund. As a result, the following changes to the Funds’ prospectuses are also effective January 30, 2023.
Virtus Stone Harbor Emerging Markets Debt Allocation Fund
In the disclosure under “Principal Investment Strategies,” in the Fund’s summary prospectus and in the summary section of Fund’s statutory prospectus, the second paragraph is replaced in its entirety with the following:
The fund may invest all or a significant portion of its assets in the Virtus Stone Harbor Emerging Markets Debt Income Fund and Virtus Stone Harbor Local Markets Fund (together, the “underlying funds”). The fund expects that under normal circumstances approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Emerging Markets Debt Income Fund and approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Local Markets Fund. The fund is not required to invest in the underlying funds. The allocations in the underlying funds listed above may vary from time to time depending on market conditions and there may be times the fund is not invested in any underlying fund. The fund will consider the holdings of the underlying funds in which it invests when determining compliance with the 80% policy. In addition to investing in the underlying funds, the fund may invest directly in fixed income securities and other instruments and transactions. References in this Prospectus to the fund may refer to actions undertaken or investments held by the fund or by an underlying fund. The underlying funds listed above are described elsewhere in this Prospectus.
In the disclosure under “Principal Investment Strategies,” on page 31 of the Fund’s statutory prospectus, the second paragraph is replaced in its entirety with the following:
The fund may invest all or a significant portion of its assets in the Virtus Stone Harbor Emerging Markets Debt Income Fund and Virtus Stone Harbor Local Markets Fund (together, the “underlying funds”). The fund expects that under normal circumstances approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Emerging Markets Debt Income Fund and approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Local Markets Fund. The fund is not required to invest in the underlying funds. The allocations in the underlying funds listed above may vary from time to time depending on market conditions and there may be times the fund is not invested in any underlying fund. The fund will consider the holdings of the underlying funds in which it invests when determining compliance with the 80% policy. In addition to investing in the underlying funds, the fund may invest directly in fixed income securities and other instruments and transactions. References in this Prospectus to the fund may refer to actions undertaken or investments held by the fund or by an underlying fund. The underlying funds listed above are described elsewhere in this Prospectus.
Virtus Stone Harbor Strategic Income Fund
In the disclosure under “Principal Investment Strategies,” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus, the first paragraph is replaced in its entirety with the following:
The fund is intended to provide broad exposure to global credit markets. The fund, either directly or through the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The fund may invest all or a significant portion of its assets in Virtus Stone Harbor High

Yield Bond Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund, Virtus Stone Harbor Local Markets Fund, and/or Virtus Stone Harbor Emerging Markets Bond Fund and/or one or more other affiliated funds managed substantially similarly to these funds (together, the “underlying funds”). The underlying funds listed above are described elsewhere in this Prospectus. The fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. The fund will consider the holdings of the underlying funds in which it invests when determining compliance with the 80% policy. In addition to investing in the underlying funds, the fund may invest directly in fixed income securities and in other instruments and transactions. References in this Prospectus to the fund may refer to actions undertaken by the Fund or by an underlying fund.
In the disclosure under “Principal Investment Strategies,” on page 35 of the Fund’s statutory prospectus, the second paragraph is replaced in its entirety with the following:
The fund is intended to provide broad exposure to global credit markets. The fund, either directly or through the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The fund may invest all or a significant portion of its assets in Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund, Virtus Stone Harbor Local Markets Fund, and/or Virtus Stone Harbor Emerging Markets Bond Fund and/or one or more other affiliated funds managed substantially similarly to these funds (together, the “underlying funds”). The underlying funds listed above are described elsewhere in this Prospectus. The fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the fund may invest directly in fixed income securities and in other instruments and transactions. References in this Prospectus to the fund may refer to actions undertaken by the fund or by an underlying fund.
Investors should retain this supplement with the Prospectuses for future reference.
VOT 8470/EMDebtAllocation-StrategicIncomePIS Changes (2/2023)

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8457	07-23

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $229,900 for 2022 and $234,900 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2022 and $ 0 for 2023. Such audit-related fees include the out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for 2022 and $67,595 for 2023.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Opportunities Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,000 for 2022 and $67,595 for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 7/27/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 7/27/2023

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 7/26/2023

*	Print the name and title of each signing officer under his or her signature.